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                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                                 SOLUTIA INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
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******************************************************************
* THIS PROXY MATERIAL IS SENT TO YOU FOR YOUR INFORMATION AS THE *
* HOLDER OF SOLUTIA STOCK OPTIONS. YOU ARE NOT ENTITLED,         *
* HOWEVER, TO VOTE ANY OPTIONED SHARES. IF YOU WERE A RECORD     *
* HOLDER ON FEBRUARY 28, 2000, AS THE RESULT OF YOUR HAVING      *
* PARTIALLY EXERCISED YOUR OPTIONS, YOU WILL RECEIVE A PROXY     *
* CARD FOR THOSE SHARES.                                         *
******************************************************************

Solutia [Logo]

575 Maryville Centre Drive
P.O. Box 66760
St. Louis, MO 63166-6760

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:                     Wednesday, April 26, 2000

TIME:                     1:15 p.m., Central Daylight Time

PLACE:                    St. Louis Marriott West Hotel
                          660 Maryville Centre Drive
                          St. Louis, Missouri 63141

MATTERS TO BE VOTED ON:   * Election of four directors
                          * Approval of the Solutia Inc. 2000 Stock-Based
                            Incentive Plan
                          * Approval of the Solutia Inc. Annual Incentive Plan
                          * Approval of the Solutia Inc. Long-Term Incentive
                            Plan
                          * Ratification of the appointment of Deloitte &
                            Touche LLP as principal independent auditors for the year 2000
                          * Any other matters if properly raised

Only stockholders of record at the close of business on February 28, 2000, may vote at the meeting. Your vote is important. Whether you plan to attend the annual meeting or not, PLEASE CAST YOUR VOTE BY PHONE OR ON THE INTERNET, OR COMPLETE, DATE, AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. If you attend the meeting and prefer to vote in person, you may do so even if you have previously voted by proxy.

If you wish to attend the annual meeting, you will need to present your admission ticket at the door. Your admission ticket and directions to the annual meeting are printed on the back cover of this proxy statement.

                                 /s/ Karl R. Barnickol

                                 Karl R. Barnickol
                                 Secretary

March 9, 2000

                        TABLE OF CONTENTS
                                                                PAGE NO.
                                                                --------
Information About the Annual Meeting........................        1

Election of Directors (Proxy Item No. 1)....................        3
     Structure of the Board.................................        3
     Nominees For a Three-Year Term That Will Expire in
       2003.................................................        4
     Nominee For a Two-Year Term That Will Expire in 2002...        5
     Directors Whose Terms Will Expire in 2001..............        5
     Directors Whose Terms Will Expire in 2002..............        6
     Board Meetings and Committees..........................        7
     Compensation of Directors..............................        8

Ownership of Solutia Common Stock...........................        9
     Ownership by Directors and Executive Officers..........        9
     Ownership by Others....................................       10

Compensation of Executive Officers and Other Information....       11
     Report of the Executive Compensation and Development
       Committee............................................       11
     Summary Compensation Table.............................       14
     Option Grants in 1999..................................       15
     Aggregated Option Exercises in 1999 and Year-End Option
       Values...............................................       16
     Pension Plans..........................................       17
     Change-of-Control Agreements...........................       17
     Stock Price Performance Graph..........................       18
     Relationships and Transactions.........................       19

Approval of the Solutia Inc. 2000 Stock-Based Incentive Plan
  (Proxy Item No. 2)........................................       19

Approval of the Solutia Inc. Annual and Long-Term Incentive
  Plans (Proxy Items Nos. 3 and 4)..........................       23

Ratification of Independent Auditors (Proxy Item No. 5).....       24

Additional Information......................................       25
     Information About Stockholder Proposals................       25
     Multiple Copies of Annual Report to Stockholders.......       25

Appendix A--Solutia Inc. 2000 Stock-Based Incentive Plan....      A-1

Appendix B--Solutia Inc. Annual Incentive Plan..............      B-1

Appendix C--Solutia Inc. Long-Term Incentive Plan...........      C-1

PROXY STATEMENT FOR THE SOLUTIA INC.
2000 ANNUAL MEETING OF STOCKHOLDERS



INFORMATION ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THESE PROXY MATERIALS?

Solutia's Board of Directors is soliciting proxies to be voted at the 2000 Annual Meeting of Stockholders. This proxy statement includes information about the issues to be voted upon at the meeting.

On March 9, 2000, we began mailing these proxy materials to all stockholders of record at the close of business on February 28, 2000. On this date, there were 109,459,778 shares of Solutia common stock outstanding. Each share is entitled to one vote on each matter properly brought before the annual meeting.

As required by Delaware law, a list of stockholders entitled to vote at the annual meeting will be available at the St. Louis Marriott West Hotel on April 26, 2000, and for 10 days prior to the meeting, during normal business hours, at Solutia's offices, 575 Maryville Centre Drive, St. Louis, Missouri 63141.

HOW MANY VOTES DO I HAVE?

You may vote all shares of Solutia common stock that you owned at the close of business on February 28, 2000, the record date.
These shares include:

    * Shares held directly in your name as the "stockholder of record";

    * Shares held for you as the beneficial owner through a broker, bank, or other nominee in "street name"; and

    * Shares credited to your account in the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment
      Plan.

IF I AM A STOCKHOLDER OF RECORD, HOW CAN I VOTE MY SHARES?

You can vote by proxy or in person.

HOW DO I VOTE BY PROXY?

If you are a stockholder of record, you may vote your proxy by telephone, Internet, or mail. Our telephone and Internet voting procedures are designed to authenticate stockholders by using individual control numbers. Voting by telephone or Internet will help Solutia reduce costs.

    * Voting Your Proxy by Telephone

      In the U.S. and Canada, you can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day, 7 days a week up through the day before the meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

    * Voting Your Proxy By Internet

      You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, 7 days a week up through the day before the meeting. If you vote via the Internet, you do not need to return your proxy card.

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    * Voting Your Proxy By Mail

      If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it to First Chicago Trust Company, a division of EquiServe, in the postage-paid envelope provided.

If you vote by proxy using any of these three methods, the persons named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some, or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you vote by telephone or Internet and choose to vote with the recommendation of Solutia's Board of Directors, or if you vote by mail, sign your proxy card, and do not indicate specific choices, your shares will be voted:

    * "FOR" the election of all four nominees for director;

    * "FOR" approval of the Solutia Inc. 2000 Stock-Based
      Incentive Plan, the Solutia Inc. Annual Incentive Plan, and the Solutia Inc. Long-Term Incentive Plan; and

    * "FOR" ratification of the appointment of the principal independent auditors for 2000.

If any other matter is presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

If you wish to give a proxy to someone other than the persons named on the enclosed proxy card, you may strike out the names appearing on the card and write in the name of any other person, sign the proxy, and deliver it to the person whose name has been substituted.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it in any one of three ways:

    * Submit a valid, later-dated proxy;

    * Notify Solutia's Secretary in writing before the annual meeting that you have revoked your proxy; or

    * Vote in person at the annual meeting.

HOW DO I VOTE IN PERSON?

If you are a stockholder of record, you may cast your vote in person at the annual meeting. Please bring your admission ticket, which can be found on the back cover of this proxy statement.

IF I HOLD SHARES IN STREET NAME, HOW CAN I VOTE MY SHARES?

You can submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to the voting instruction card included in these materials by your broker or nominee.

HOW DO I VOTE MY SHARES HELD IN SOLUTIA'S DIVIDEND REINVESTMENT
PLAN?

If you are a participant in the Dividend Reinvestment Plan for stockholders of Solutia that is administered by First Chicago Trust Company, your proxy will also serve as an instruction to vote the shares held under this plan in the manner indicated on the proxy. If your proxy is not received, your shares held in the Dividend Reinvestment Plan will not be voted.

HOW DO I VOTE MY SOLUTIA COMMON STOCK HELD IN SIP?

If you are both a registered stockholder of Solutia and a participant in either the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment Plan, you will receive a single proxy card that covers shares of Solutia common stock credited to your plan account as well as shares of record registered in exactly the same name. Accordingly, your proxy card also serves as a voting instruction for the trustee of the plan in which you are a participant. If your plan account is not carried in exactly the same name as your shares of record, you will receive separate proxy cards for individual and plan holdings. If you own shares through one of these plans and you do not return your proxy by Friday, April 21, 2000, the trustee will vote your shares in the same proportion as the shares that are voted by the other participants in the plan. The trustee will also vote unallocated shares of Solutia common stock held in the plan in direct proportion to the voting of allocated shares in the plan for which voting instructions have been received unless doing so would be inconsistent with the trustee's duties.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Election of Four Directors                 The nominees who receive the most votes for the available
(Proxy Item No. 1)                         positions will be elected. If you do not vote for a
                                           particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

Approval of 2000 Stock-Based Incentive     The affirmative vote of a majority of the shares present in
Plan, Annual Incentive Plan, and           person or by proxy at the annual meeting is required to
Long-Term Incentive Plan (Proxy Items      approve each of these plans. If you "abstain" from voting,
Nos. 2, 3, and 4)                          it has the same effect as if you voted "against" these
                                           proposals.

Ratification of Appointment of             The affirmative vote of a majority of the shares present in
Independent Auditors (Proxy Item No. 5)    person or by proxy at the annual meeting is required to
                                           ratify the appointment of the principal independent auditors for 2000. If you "abstain" from voting, it has the same
                                           effect as if you voted "against" this proposal.

If a broker indicates on its proxy that it does not have authority to vote certain shares held in "street name" on particular proposals, the shares not voted ("broker non-votes") will have the same effect as a vote against these proposals. Broker non-votes occur when brokers do not have discretionary voting authority on certain proposals under the rules of the New York Stock Exchange and the beneficial owner has not instructed the broker how to vote on these proposals.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

Solutia is paying the cost of preparing, printing, and mailing these proxy materials. We will reimburse banks, brokerage firms, and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. Solutia has retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for a fee not to exceed $17,500 plus reimbursement of out-of-pocket expenses. A few officers and employees of Solutia may also participate in the solicitation, without additional compensation.

HOW CAN I GAIN ADMITTANCE TO THE ANNUAL MEETING?

If you plan to attend the annual meeting, you will need to bring your admission ticket. Stockholders who do not have admission tickets will be admitted upon verification of ownership at the door. You will find an admission ticket and directions to the St. Louis Marriott West Hotel on the back cover of this proxy statement.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

STRUCTURE OF THE BOARD

Our Restated Certificate of Incorporation and by-laws provide for a Board of Directors that is divided into three classes as equal in size as possible. The classes have three-year terms, and the term of one class expires each year in rotation at that year's annual meeting. Vacancies on the board may be filled by persons elected by a majority of the remaining directors, or, at the direction of the remaining directors, by Solutia's stockholders. A director elected by the board to fill a vacancy, or a new directorship created by an increase in the size of the board, serves for the remainder of the full term of the class of directors in which the vacancy or newly created directorship occurred. During 1999, the Board of Directors increased the size of the board from ten to twelve members, and elected Mr. Mulcahy to fill the newly created directorship in the class of 2002 and Mr. Miller to fill the newly created directorship in the class of 2001.

Solutia's Board of Directors has nominated four individuals, all of whom are currently directors of Solutia, for election as directors at the 2000 Annual Meeting: Mr. Robert T. Blakely, Mr. Paul H. Hatfield, Mr. Robert H. Jenkins, and Mr. Frank A. Metz, Jr. All but Mr. Jenkins were previously elected by Monsanto Company, acting as sole stockholder of Solutia, prior to the spinoff of Solutia by Monsanto on September 1, 1997. Mr. Jenkins was elected by Solutia's Board of Directors shortly after the spinoff.

Mr. Blakely, Mr. Jenkins, and Mr. Metz have each been nominated for a three-year term. Mr. Hatfield has been nominated to fill a vacancy with a two-year term. This is to keep the three classes of directors as equal in size as possible following the retirement of Mrs. Joan T. Bok and Mr. Howard M. Love. Mrs. Bok and Mr. Love, both of whom currently serve in the class of directors whose term expires in 2002, are retiring at the 2000 Annual Meeting under Solutia's retirement policy for directors. This policy calls for directors to retire at the annual meeting following their 70th birthday. We will greatly miss the advice and experience of both these directors.

The Board of Directors has reduced its size, effective at the 2000 Annual Meeting, from twelve to ten members to reflect the retirement of Mrs. Bok and Mr. Love. Six directors will continue in office for the terms shown below or until their earlier death, resignation, or removal.

The board is not aware that any nominee named in this proxy statement will be unwilling or unable to serve as a director. If, however, a nominee is unavailable for election, your proxy authorizes us to vote for a replacement nominee if the board names one. As an alternative, the board may reduce the number of directors to be elected at the meeting.

NOMINEES FOR A THREE-YEAR TERM THAT WILL EXPIRE IN 2003

ROBERT T. BLAKELY            PRINCIPAL OCCUPATION: EXECUTIVE VICE PRESIDENT AND CHIEF
                               FINANCIAL OFFICER, LYONDELL CHEMICAL COMPANY
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 58

[PHOTO]                      Mr. Blakely has been Executive Vice President and Chief
                             Financial Officer of Lyondell Chemical Company since 1999.
                             He was an Executive Vice President of Tenneco Inc. and Chief
                             Financial Officer from 1981 to 1999. He is a Director of
                             Vlasic Foods International Inc. He also serves as a Trustee of Cornell University.

ROBERT H. JENKINS            PRINCIPAL OCCUPATION: RETIRED CHAIRMAN OF THE BOARD AND
                               CHIEF EXECUTIVE OFFICER, SUNDSTRAND CORPORATION
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 57

[PHOTO]                      Mr. Jenkins was Chairman of the Board and Chief Executive
                             Officer of Sundstrand Corporation from 1997 to 1999. He was
                             President and Chief Executive Officer of Sundstrand
                             Corporation from 1995 to 1997 and Executive Vice President of Illinois Tool Works, Inc. from 1990 to 1995. Mr. Jenkins is a Director of AK Steel Holdings Corporation, CLARCOR
                             Inc., Cordant Technologies, Pella Corporation, and Sentry
                             Insurance.

                                4



FRANK A. METZ, JR.           PRINCIPAL OCCUPATION: RETIRED SENIOR VICE PRESIDENT, FINANCE
                               AND PLANNING, AND CHIEF FINANCIAL OFFICER, INTERNATIONAL
                               BUSINESS MACHINES CORPORATION
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 66

[PHOTO]                      Mr. Metz was Senior Vice President, Finance and Planning,
                             and Chief Financial Officer of International Business
                             Machines Corporation from 1986 to 1993 and a Director from
                             1991 to 1993. Mr. Metz is a Director of Allegheny Energy, Inc.

NOMINEE FOR A TWO-YEAR TERM THAT WILL EXPIRE IN 2002

PAUL H. HATFIELD             PRINCIPAL OCCUPATION: PRINCIPAL, HATFIELD CAPITAL GROUP
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 64

[PHOTO]                      Mr. Hatfield has been a Principal of Hatfield Capital Group since 1997. He was Chairman of the Board, President, and
                             Chief Executive Officer of Petrolite Corporation from 1995 to 1997. From 1987 to 1995, Mr. Hatfield was Vice President
                             of Ralston Purina Company and Chief Executive Officer of
                             Protein Technologies International, Inc., a subsidiary of
                             Ralston Purina Company. Mr. Hatfield is a Director of
                             Penford Corporation.

      -------------------------------------------------------------------
        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES.
      -------------------------------------------------------------------

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2001

JOHN C. HUNTER III           PRINCIPAL OCCUPATION: CHAIRMAN, PRESIDENT, AND CHIEF
                               EXECUTIVE OFFICER, SOLUTIA INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 53

[PHOTO]                      Mr. Hunter has been Chairman and Chief Executive Officer of
                             Solutia Inc. since 1999 and President since 1997. He was
                             Chief Operating Officer from 1997 to 1999. From 1995 to
                             1997, he was President of the Fibers Business Unit of
                             Monsanto Company. From 1993 to 1995, he served as Vice
                             President and General Manager of the Fibers Division and
                             Asia-Pacific region of the Chemical Group of Monsanto
                             Company. Mr. Hunter is a Director of Penford Corporation. He
                             is also on the Board of Directors of Missouri Baptist
                             Hospital.

MICHAEL E. MILLER            PRINCIPAL OCCUPATION: VICE CHAIRMAN AND CHIEF OPERATING
                               OFFICER, SOLUTIA INC.
                             FIRST BECAME DIRECTOR: 1999
                             AGE: 58

[PHOTO]                      Mr. Miller has been Vice Chairman of Solutia Inc. since 1998 and Chief Operating Officer since 1999. From 1997 to 1998, he served as a Senior Vice President. He was an Advisory
                             Director from 1997 to 1999. From 1995 to 1997, Mr. Miller
                             was President of the Specialty Products Business Unit of
                             Monsanto Company, and from 1993 to 1995, he was Group Vice
                             President of Industrial Products for the Chemical Group of
                             Monsanto Company. Mr. Miller is a Director of Watlow
                             Electric Manufacturing Company and Alpha Technologies. He is
                             also on the advisory board of the Emerson Electric Center
                             for Business Ethics, St. Louis University and is a Trustee
                             of Fontbonne College.

                                5


WILLIAM D. RUCKELSHAUS       PRINCIPAL OCCUPATION: STRATEGIC PARTNER, MADRONA VENTURE FUND
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 67

[PHOTO]                      Mr. Ruckelshaus has been Strategic Partner, Madrona Venture
                             Fund since 1999. He has also been a Principal of Madrona
                             Investment Group L.L.C. since 1996. From 1988 to 1997,
                             Mr. Ruckelshaus was Chairman of Browning-Ferris Industries,
                             Inc. and Chief Executive Officer from 1988 to 1995. He was
                             Of Counsel to Perkins Coie from 1985 to 1988. He served as
                             Administrator of the Environmental Protection Agency from
                             1983 to 1985. Mr. Ruckelshaus is a Director of Coinstar,
                             Inc.; Cummins Engine Co., Inc.; Monsanto Company; Nordstrom,
                             Inc.; and Weyerhaeuser Company.

JOHN B. SLAUGHTER            PRINCIPAL OCCUPATION: IRVING R. MELBO PROFESSOR OF
                               LEADERSHIP IN EDUCATION, UNIVERSITY OF SOUTHERN CALIFORNIA
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 65

[PHOTO]                      Dr. Slaughter has been the Irving R. Melbo Professor of
                             Leadership in Education at the University of Southern
                             California since 1999. He is also President Emeritus of
                             Occidental College where he served as President from 1988 to
                             1999. He was the Director of the National Science Foundation
                             from 1980 to 1982. Dr. Slaughter is a Director of Atlantic
                             Richfield Company, Avery Dennison Corporation, International
                             Business Machines Corporation, and Northrop Grumman Corp. He
                             is a Fellow of the American Academy of Arts and Sciences,
                             the American Association for the Advancement of Science, and
                             the Institute of Electrical and Electronic Engineers. He is
                             also a member of the National Academy of Engineering.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002

J. PATRICK MULCAHY           PRINCIPAL OCCUPATION: CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                               EVEREADY BATTERY COMPANY INC. AND VICE PRESIDENT,
                               RALSTON PURINA COMPANY
                             FIRST BECAME DIRECTOR: 1999
                             AGE: 56

[PHOTO]                      Mr. Mulcahy has been Chairman and Chief Executive Officer of
                             Eveready Battery Company Inc., a subsidiary of Ralston
                             Purina Company, since 1987. He has been a corporate officer of Ralston Purina Company since 1984. He served as Co-Chief
                             Executive Officer and Co-President of Ralston Purina Company
                             from 1997 to 1999. Mr. Mulcahy is a Director of Ralston
                             Purina Company.

ROBERT G. POTTER             PRINCIPAL OCCUPATION: RETIRED CHAIRMAN AND CHIEF EXECUTIVE
                               OFFICER, SOLUTIA INC.
                             FIRST BECAME DIRECTOR: 1997
                             AGE: 60

[PHOTO]                      Mr. Potter was Chairman and Chief Executive Officer of
                             Solutia Inc. from 1997 to 1999. He served as chief executive of the chemical businesses of Monsanto Company from 1986 to
                             1997. He was also an Executive Vice President of Monsanto
                             Company from 1990 to 1997 and an Advisory Director of
                             Monsanto Company from 1986 to 1997. Mr. Potter is a Director of Southdown Inc. and Stepan Company.

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BOARD MEETINGS AND COMMITTEES

Our Board of Directors met seven times in 1999. In addition to meetings of the full board, directors attended meetings of board committees. Each director attended at least 91% of the aggregate board meetings and meetings of committees of which he or she is a member. A description of each committee and its current membership follows.

Audit and Finance Committee

Members: Mr. Metz, Chairman; Messrs. Blakely and Mulcahy, and
Dr. Slaughter

The Audit and Finance Committee, composed of non-employee directors, met four times in 1999. The members are all independent as defined in the recently adopted New York Stock Exchange rule on audit committee membership. The committee reviews and monitors Solutia's internal controls, financial reports, and accounting practices as well as the scope and extent of the audits performed by both the independent and internal auditors. The committee also recommends to the full board the selection of Solutia's principal independent auditors, and it approves in advance all significant audit and nonaudit services provided by these auditors. The internal and principal independent auditors meet with this committee, with and without management representatives present, to discuss the results of their examination, the adequacy of Solutia's internal accounting controls, and the quality of Solutia's financial reporting.

The Audit and Finance Committee also reviews and monitors
Solutia's financial policies, including planning and structure, so that they conform to Solutia's requirements for growth and sound operation.

Executive Compensation and Development Committee

Members: Mr. Hatfield, Chairman; Messrs. Love and Metz

The Executive Compensation and Development Committee, composed of non-employee directors, met six times in 1999. The committee recommends to the board the establishment and modification of Solutia's management incentive plans. The committee makes grants and awards under these plans to Solutia's senior management (including its executive officers) and administers and interprets these plans. The committee has delegated authority to a compensation committee composed of senior managers to make grants and awards under the incentive plans to employees other than senior management. The Executive Compensation and Development Committee also has authority to approve the establishment, modification, and termination of other executive compensation programs and agreements. In addition, the committee reviews plans for executive succession and determines the salaries of Solutia's senior management (including its executive officers).

Governance Committee

Members: Mr. Ruckelshaus, Chairman; Mrs. Bok, Messrs. Jenkins and
Potter, and Dr. Slaughter

The Governance Committee, composed of non-employee directors, met four times in 1999. The committee serves as a nominating committee to consider candidates for the board. As such, it approved the slate of director nominees in this proxy statement for submission to the board. The committee develops internal criteria for the selection of directors. In performing these responsibilities, the committee consults with the Chairman of the Board. The committee will consider candidates for election as director whose nomination is recommended by stockholders. Any stockholder wishing to make such a recommendation should submit the nominee's name, together with the nominee's qualifications and consent to being considered as a nominee, in writing by year-end to Solutia's Secretary.

Each year the Governance Committee evaluates the performance of the board to ensure that the directors are fulfilling their responsibilities in a manner that effectively serves the interests of Solutia's stockholders. As part of this annual evaluation, the committee also reconsiders the principles and procedures that it has developed for the board. The Governance Committee also regularly reviews and monitors Solutia's performance as it affects employees, communities, and the environment.

COMPENSATION OF DIRECTORS

Directors who are Solutia employees do not receive payment for their services as directors.

The following table displays all components of compensation for non-employee directors:

        ----------------------------------------------------------------------------
                Form of Compensation                  Amount of Compensation
        ----------------------------------------------------------------------------
          Annual Board Retainer<F*>                           $50,000
        ----------------------------------------------------------------------------
          Annual Retainer for Committee
             Chairman                                          $5,000
        ----------------------------------------------------------------------------
          Committee Attendance Fee
             (each meeting)                                    $1,000
        ----------------------------------------------------------------------------
          Initial Option Grant                   option on 8,000 shares of company
             (upon first election to Board)         common stock
        ----------------------------------------------------------------------------
                                                 option on 2,000 shares of company
          Annual Option Grant<F**>                  common stock
        ----------------------------------------------------------------------------

   <F*>  At least half of the annual retainer is credited to the director's deferred stock account in quarterly installments and is paid out in Solutia common stock following the termination of the director's service on the board. Each non-employee director may elect to receive the other half of the annual retainer in cash or to defer all or a part into the deferred stock account, an interest-bearing cash account, or both.

   <F**> The annual option grant is normally made on the date of the annual meeting of stockholders to newly elected directors and those directors who are continuing in office. The annual option grant for a director's first year is prorated if the director is elected at a time other than the date of the annual meeting of stockholders. The exercise price of these non-qualified stock options is equal to the fair market value of Solutia common stock on the date of the grant. The stock options generally become exercisable in three equal annual installments. The stock options have a term of ten years but terminate two years after a director's board service ends for any reason, if earlier.

Non-employee directors received options as follows in 1999:

-----------------------------------------------------------------------------------------------------------
                                                                     Number of Shares            Exercise
                Director                          Date                 Under Option               Price
-----------------------------------------------------------------------------------------------------------
  Mrs. Bok, Messrs. Blakely, Hatfield,           4/28/99               2,000 shares               $22.907
     Jenkins, Love, Metz, and
     Ruckelshaus, and Dr. Slaughter
-----------------------------------------------------------------------------------------------------------
  Mr. Mulcahy                                    7/28/99               9,500 shares               $21.063
-----------------------------------------------------------------------------------------------------------
  Mr. Potter                                     12/1/99               8,833 shares               $14.938
-----------------------------------------------------------------------------------------------------------

Non-employee directors do not have a retirement plan, nor do they participate in Solutia's benefit plans. They are, however, covered under Solutia's business travel accident insurance policy while traveling on Solutia's business.

Because non-employee directors are required to take at least half of their annual retainer in the form of deferred common stock, they will have an ever increasing stake in Solutia. Therefore, the board has not considered it necessary to adopt a stock ownership requirement for non-employee directors.

OWNERSHIP OF SOLUTIA COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows Solutia common stock owned beneficially by Solutia's directors and executive officers, including deferred shares credited to the account of each non-employee director, as of December 31, 1999. In general, "beneficial ownership" includes those shares a person has the power to vote, or the power to transfer, and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, each person has sole voting and investment power over his or her shares.

----------------------------------------------------------------------------------------------------------------
                                                                        Shares Underlying
                                           Shares of Common Stock      Options Exercisable
                  Name                   Beneficially Owned <Fa><Fb>   Within 60 Days <Fc>             Total
----------------------------------------------------------------------------------------------------------------
  Karl R. Barnickol                                 58,907<Fd>                284,159                  343,066
----------------------------------------------------------------------------------------------------------------
  Robert T. Blakely                                  2,664                      6,888                    9,552
----------------------------------------------------------------------------------------------------------------
  Joan T. Bok                                        5,266                      6,888                   12,154
----------------------------------------------------------------------------------------------------------------
  Robert A. Clausen                                 43,270                    259,237                  302,507
----------------------------------------------------------------------------------------------------------------
  John J. Ferguson                                  23,075                    256,687                  279,762
----------------------------------------------------------------------------------------------------------------
  Paul H. Hatfield                                  12,723                      6,888                   19,611
----------------------------------------------------------------------------------------------------------------
  John C. Hunter III                                85,542                    362,614                  448,156
----------------------------------------------------------------------------------------------------------------
  Robert H. Jenkins                                  5,493<Fe>                  6,888                   12,381
----------------------------------------------------------------------------------------------------------------
  Howard M. Love                                    17,590<Ff>                  6,888                   24,478
----------------------------------------------------------------------------------------------------------------
  Frank A. Metz, Jr.                                 4,446                      6,888                   11,334
----------------------------------------------------------------------------------------------------------------
  Michael E. Miller                                 56,572<Fg>                404,408                  460,980
----------------------------------------------------------------------------------------------------------------
  J. Patrick Mulcahy                                 2,533                        --                     2,533
----------------------------------------------------------------------------------------------------------------
  Robert G. Potter                                 214,204<Fh>              1,138,734                1,352,938
----------------------------------------------------------------------------------------------------------------
  William D. Ruckelshaus                             8,245<Fi>                  6,888                   15,133
----------------------------------------------------------------------------------------------------------------
  John B. Slaughter                                  4,464<Fj>                  6,888                   11,352
----------------------------------------------------------------------------------------------------------------
  All directors and executive officers
     (25 persons)                                  652,925<Fk>              3,534,732                4,187,657
----------------------------------------------------------------------------------------------------------------

<Fa> The number of shares shown includes shares held under the
     Solutia Inc. Savings and Investment Plan ("SIP"):
     Mr. Hunter, 28,388; Mr. Barnickol, 29,866; Mr. Clausen, 3,140; Mr. Ferguson, 8,825; Mr. Miller, 11,715;
     Mr. Potter, 68,623; and directors and executive officers as a group, 215,963. Executive officers have sole discretion over voting shares held under SIP and, within limitations provided by SIP, sole discretion over investment of shares. Shares are voted by the trustees of SIP in accordance with instructions from participants. If the trustees do not receive instructions as to the voting of particular shares, the shares are voted in proportion to instructions actually received from other participants in SIP.

<Fb> The number of shares shown includes deferred shares credited to the account of each non-employee director, as follows:
     Mr. Blakely, 2,664 shares; Mrs. Bok, 2,664 shares;
     Mr. Hatfield, 5,323 shares; Mr. Jenkins, 5,323 shares;
     Mr. Love, 2,664 shares; Mr. Metz, 2,664 shares;
     Mr. Mulcahy, 1,533 shares; Mr. Potter, 278 shares;
     Mr. Ruckelshaus, 5,323 shares; and Dr. Slaughter, 2,664 shares. As noted under "Compensation of Directors" on page 8, a minimum of half of a non-employee director's annual retainer is credited to the director's deferred stock account and is paid in stock as soon as practicable following the termination of the director's service on the board. The non-employee directors have no current voting or investment power over these deferred shares.

                                9


<Fc> The shares shown represent stock options granted under
     Solutia's incentive plans, including stock options resulting from the conversion of Monsanto Company stock options at the time of the spinoff.

<Fd> The number of shares shown for Mr. Barnickol includes 1,000 shares of Solutia restricted stock received in the spinoff as a dividend on shares of Monsanto restricted stock that Mr. Barnickol held under a Monsanto incentive plan. With respect to these shares, Mr. Barnickol had sole voting power and no current investment power. The number of shares shown for Mr. Barnickol also includes 1,778 shares owned jointly by Mr. Barnickol and his wife.

<Fe> The number of shares shown for Mr. Jenkins includes 170 shares owned jointly by Mr. Jenkins and his wife.

<Ff> The number of shares shown for Mr. Love includes 1,200
     shares held in trust in which Mr. Love has an income interest. Mr. Love expressly disclaims beneficial ownership of these shares.

<Fg> The number of shares shown for Mr. Miller includes 44,856 shares with respect to which Mr. Miller shares voting and investment power.

<Fh> The number of shares shown for Mr. Potter includes 6,520 shares owned by Mr. Potter's wife. Mr. Potter expressly disclaims beneficial ownership of these shares.

<Fi> The number of shares shown for Mr. Ruckelshaus includes 300 shares of Solutia restricted stock received in the spinoff by Mr. Ruckelshaus as a dividend on the stock-based portion of his non-employee director annual retainer from Monsanto Company. Mr. Ruckelshaus has sole voting power and no current investment power over these shares. The number of shares shown for Mr. Ruckelshaus also includes 200 shares owned jointly by Mr. Ruckelshaus and his wife.

<Fj> The number of shares shown for Dr. Slaughter includes
     137 shares owned by Dr. Slaughter's wife. Dr. Slaughter expressly disclaims beneficial ownership of these shares.

<Fk> The number of shares shown for all directors and executive officers as a group includes:

     * 1,526 shares owned by members of the households of executive officers not named above;

     * 2,466 shares over which an executive officer not named above shares investment and voting power; and

     * 2,825 shares under contract through Solutia's Employee
       Stock Purchase Plan.

The total share holdings reported above for all directors and executive officers as a group equal approximately 3.82% of the number of shares of Solutia common stock outstanding on December 31, 1999. Mr. Potter's total share holdings equal approximately 1.22%.

OWNERSHIP BY OTHERS

The following table shows all persons or entities that Solutia knows were "beneficial owners" of more than five percent of Solutia common stock on December 31, 1999.

                                                      Amount and Nature of
                                                     Beneficial Ownership of            Percent
    Name and Address of Beneficial Owner              Company Common Stock              of Class
    ------------------------------------             -----------------------            --------
    FMR Corp.                                             7,764,704<Fa>                  7.049%
    82 Devonshire Street
    Boston, Massachusetts 02109

<Fa> This information is based on a Schedule 13G filed with the
     Securities and Exchange Commission by FMR Corp. on behalf of itself, two wholly-owned subsidiaries of FMR, and certain FMR shareholders. Fidelity Management & Research Company, one of these subsidiaries, is the beneficial owner of 7,402,020 of these shares (6.72% of Solutia's common stock). This subsidiary, and FMR through its control of this subsidiary, each have sole power to dispose of 7,402,020 shares but no sole or shared power to vote or direct the voting of these shares. Through its control of Fidelity Management Trust Company, FMR has sole power to dispose of the remaining 362,684 shares and sole power to vote or direct the voting of 89,184 shares.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

REPORT OF THE EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

The Executive Compensation and Development Committee of the Board of Directors is comprised of three directors who are not, and have never been, employees of Solutia. The committee establishes compensation policy for Solutia and administers the compensation program for Solutia's senior management, including its executive officers and the other members of Solutia's enterprise leadership team.

The committee adopted Solutia's compensation program for 1997 through 1999 at the time of the spinoff of Solutia by Monsanto Company in 1997. Prior to the spinoff, Solutia engaged the services of a nationally recognized compensation consulting firm to assist in developing Solutia's overall compensation structure and in determining an appropriate and effective compensation program for Solutia's executive officers. The consulting firm reviewed historical pay practices for Monsanto's chemical businesses. It also provided information on base salary levels, annual bonus levels, and long-term incentives at a broad group of companies (the "survey group"). The survey group included companies represented in the S&P specialty and diversified chemicals indices as well as other industrial companies. Based on this comparative pay data, financial parameters that the committee considered critical to the achievement of Solutia's success, and the compensation-related objectives that the committee wished to foster, the committee adopted the program that is described below.

Policies and Objectives

The committee's objectives reflected in Solutia's compensation programs, including its executive compensation program for 1997 through 1999, were to:

    * achieve a successful "one enterprise" culture focused on stockholder value and profitable long-term growth;

    * recognize business unit and site accomplishments;

    * focus and reward employees based upon three key measures of Solutia's success: cash management, earnings growth, and stock price; and

    * build an ownership mentality throughout Solutia.

The three key components of Solutia's executive compensation program are:

    * base salary;

    * annual incentive compensation; and

    * long-term incentive compensation.

The intention is to maintain base salaries for the executives named in the Summary Compensation Table and other members of the enterprise leadership team at approximately the 50th percentile of companies of comparable size in the survey group. Annual incentive awards are also targeted at about the 50th percentile. Long-term incentive compensation for 1997 through 1999 has been pegged at approximately the 75th percentile.

Annual Incentive Program

The annual incentive program for the enterprise leadership team, including the chief executive officer, and all other management level employees provides for awards to be determined shortly after the end of the year being measured. The annual plan in effect in 1999 provided that:

    * threshold levels of free cash flow and earnings per share had to be attained in order for the plan to be funded;

    * actual awards would depend principally upon achieving free cash flow and earnings per share targets set at the beginning of 1999; and

    * the committee had discretion to adjust awards based on business results measured against targets and an individual's personal performance as measured against his or her particular responsibilities.

Long-Term Incentive Program

For the executive officers, including the chief executive officer, and other members of the enterprise leadership team, the 1998-1999 long-term incentive program had two components:

    * a long-term incentive opportunity based upon cumulative enterprise results for the 1998-1999 performance period;
      and

    * a non-qualified stock option grant.

Together these two components were designed to result in long-term compensation at the 75th percentile of companies of comparable size in the survey group, assuming performance at target levels.

1998-1999 LONG-TERM INCENTIVE OPPORTUNITY. This opportunity was designed to focus senior management on the financial performance required during this critical post-spinoff period. Awards depended principally upon achieving cumulative earnings per share and free cash flow targets for the two-year period 1998-1999. These cumulative targets were more aggressive than the earnings per share and free cash flow targets established for the annual incentive plan. Threshold levels of cumulative earnings per share and cumulative free cash flow had to be achieved for awards to be earned. The committee had discretion to adjust awards. Awards were to be paid by the end of March 2000 in the form of restricted stock, rather than cash, to discourage senior management from focusing solely on the two-year performance period at the expense of the longer term prospects of Solutia. The restricted stock would be forfeitable if the executive left Solutia voluntarily, other than as a result of retirement, before the restrictions lapsed.

STOCK OPTIONS. In September 1999, approximately 800 management level employees received option grants. The size of the grant to each employee was based upon a table that reflects the employee's level of responsibility. The committee approved this table in 1997 after considering data from the survey group and the committee's policy of targeting total long-term compensation at the 75th percentile.

The stock options granted in September 1999 have a ten-year term and an exercise price equal to $20.594, the fair market value of a share of Solutia common stock on the option grant date. The options granted to members of the enterprise leadership team become exercisable on the earlier of the achievement of four pre-established increases in the fair market value of Solutia's common stock or on the ninth anniversary of the option grant date. Options granted to other management level employees generally become exercisable in thirds on each of the first three anniversaries of the stock option grant date.

Compensation for 1999

Effective May 1, 1999, the committee increased Mr. Hunter's base salary to an annual rate of $525,000, in recognition of the new responsibilities that Mr. Hunter assumed as chief executive officer on April 28, 1999. This increase was consistent with the stated policy of maintaining base salaries for executive officers at the 50th percentile for companies of comparable size in the survey group. Mr. Potter's salary remained the same.

Because one of the thresholds set for funding the annual incentive plan for the 1999 performance year--the free cash flow threshold--was not achieved, none of the named executive officers, including Mr. Potter and Mr. Hunter, received an annual incentive award for the 1999 performance year.

The long-term incentive opportunity for 1998-1999 also had thresholds for cumulative earnings per share and free cash flow which had to be achieved for any payouts to be earned. Although these thresholds were more aggressive than the combined thresholds for the 1998 and 1999 performance years under the Annual Incentive Plan, results significantly exceeded both of these thresholds. Given these results, the committee determined that Mr. Hunter earned an award of $2,862,500, and Mr. Potter, $3,812,500. The awards to Mr. Hunter and the other named executive officers other than Mr. Potter are being paid in the form of restricted stock. In light of Mr. Potter's retirement, the committee elected to pay Mr. Potter's award in cash.

On September 1, 1999, as part of the general grant of stock options to management level employees, Mr. Potter and Mr. Hunter each received a non-qualified stock option to buy 120,000 shares of Solutia common stock. The size and the terms of these grants and the grants to the other executive officers named in the Summary Compensation Table were as described above. Because
Mr. Potter retired as an employee before holding his stock option for the required minimum one-year period, he forfeited this option.

Deductibility of Executive Compensation

The committee is complying with the requirements of Section 162(m) of the Internal Revenue Code with respect to options and annual and long-term incentive plans to avoid losing tax deductibility for compensation in excess of $1,000,000 paid to one or more of the executive officers named in the Summary Compensation Table. The committee has been advised by counsel that the new stock-based incentive plan and the new annual and long-term incentive plans submitted for stockholder approval at the 2000 Annual Meeting comply with Section 162(m).

Management Stock Ownership Requirements

The committee and management believe that the financial well-being of senior executives should be linked to the creation of stockholder value. Therefore, the committee has implemented stock ownership requirements for all executive officers and most other members of the enterprise leadership team. Stock ownership requirements are as follows:

    * six times base salary for the chief executive officer and the chief operating officer;

    * three times base salary for the three senior vice presidents; and

    * two times base salary for all other senior managers who have stock ownership requirements.

These requirements must be achieved in accordance with the following schedule:

    * 25% within two years of election;

    * 50% within three years of election; and

    * 100% within five years of election.

Restricted stock and shares held through Solutia's 401(k) plan count toward achievement of these requirements as do shares held by the executive directly or in a trust. Unexercised stock options do not count. All of the named executive officers have achieved at least the 25% level.

EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE

Paul H. Hatfield, Chairman
Howard M. Love
Frank A. Metz, Jr.

SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Long-Term Compensation
                                                                             ----------------------------------------
                                          Annual Compensation                          Awards              Payouts
---------------------------------------------------------------------------------------------------------------------
           (a)                (b)         (c)           (d)           (e)         (f)          (g)           (h)          (i)
                                                                     Other
                                                                    Annual     Restricted   Securities                 All Other
        Name and                                                    Compen-      Stock      Underlying       LTIP       Compen-
        Principal            Year        Salary        Bonus        sation       Awards      Options       Payouts      sation
        Position             <F1>         ($)           ($)         ($)<F2>     ($)<F3>        (#)         ($)<F4>      ($)<F5>
----------------------------------------------------------------------------------------------------------------------------------
  J. C. Hunter III           1999       508,333         -0-           -0-         -0-        120,000      2,862,500      88,895
  Chairman, President,       1998       445,834        550,000        -0-         -0-          -0-           -0-         86,002
  Chief Executive            1997       391,667        687,000        -0-         -0-        250,117      1,204,893      51,580
  Officer, and
  Director<F6>
----------------------------------------------------------------------------------------------------------------------------------
  K. R. Barnickol            1999       250,000         -0-           -0-         -0-         25,000       800,000       43,048
  Senior Vice President,     1998       250,000        280,000        -0-         -0-          -0-           -0-         40,378
  General Counsel, and       1997       231,250        357,200        -0-         -0-        123,612       121,740       28,618
  Secretary
----------------------------------------------------------------------------------------------------------------------------------
  R. A. Clausen              1999       270,000         -0-           -0-         -0-         25,000       864,001       43,912
  Senior Vice President      1998       270,000        300,000        -0-         -0-          -0-           -0-         41,547
  and Chief Financial        1997       255,000        346,000        600         -0-         76,245       160,563       27,504
  Officer
----------------------------------------------------------------------------------------------------------------------------------
  J. J. Ferguson             1999       240,000         -0-           -0-         -0-         25,000       690,000       35,677
  Senior Vice President,     1998       226,667        189,000        -0-         -0-         26,000         -0-         27,671
  Integrated Nylon<F7>
----------------------------------------------------------------------------------------------------------------------------------
  M. E. Miller               1999       383,333         -0-           -0-         -0-         50,000      1,133,340      64,842
  Vice Chairman, Chief       1998       325,000        360,000        -0-         -0-          -0-           -0-         38,369
  Operating Officer,         1997       263,750        325,000       3,069        -0-        136,789      1,577,168      41,759
  and Director
----------------------------------------------------------------------------------------------------------------------------------
  R. G. Potter               1999       644,583<F8>     -0-           -0-         -0-        128,833<F9>  3,812,500     151,773
  Retired Chairman           1998       620,833      1,000,000        -0-         -0-          -0-           -0-        117,614
  and Chief Executive        1997       566,667      1,082,000       2,898        -0-        311,692      1,489,537      96,139
  Officer; and
  Director<F6>
----------------------------------------------------------------------------------------------------------------------------------

<F1> Excluding the 1997 annual bonus, compensation for the first eight months of 1997 was determined solely by Monsanto Company.

<F2> The figures for 1997 represent reimbursement for taxes on amounts received in connection with the termination of the Monsanto Employee Benefits Trust. The trust, which was established to provide a means for employees to save for post-retirement medical expenses, was terminated prior to the spinoff.

<F3> On December 31, 1999, Mr. Barnickol held 1,000 shares of Solutia restricted stock. These shares were received as a dividend on shares of Monsanto restricted stock as a result of the spinoff. These 1,000 shares had a value of $15,438 on December 31, 1999. In accordance with the terms of the original Monsanto Company restricted stock grant, these Solutia restricted shares vested on January 25, 2000. Dividends are paid on these shares at the same rate as paid to all stockholders.

     None of the other named executive officers held shares of restricted stock on December 31, 1999.

<F4> The figures for 1999 represent awards earned under the Solutia Inc.
     1998-1999 Long-Term Incentive Plan. On February 25, 2000, awards for Messrs. Hunter, Barnickol, Clausen, Ferguson, and Miller were paid in the form of shares of Solutia common stock restricted against sale or other disposition until the earliest of December 31, 2004, the executive's retirement, death, total and permanent disability, or involuntary termination other than for cause, or a change of control. The number of shares was determined by dividing the dollar amount of the executive's award by the average of the high and low trading prices for Solutia's common stock for the three days immediately preceding the payment date. Because of Mr. Potter's retirement, his award was paid in cash.

     The figures for 1997 represent payment of (a) awards earned by Messrs. Potter, Hunter, and Miller under Monsanto's 1994-1996 long-term incentive program and (b) "banked" amounts and sustained performance adjustments for all of the named executive officers under Monsanto's annual incentive program for the years 1994 through 1996.

                               14


<F5> Amounts shown for 1999 include:

     * contributions to thrift/savings plans, and credits in lieu of such contributions on any portion of the annual bonus for 1998 deferred at the election of the named executive officer, as follows: Mr. Hunter, $46,588; Mr. Barnickol, $25,440; Mr. Clausen, $27,360; Mr. Ferguson, $20,592;
       Mr. Miller, $35,680; and Mr. Potter, $76,600;

     * split dollar life insurance premiums, as follows: Mr. Hunter, $42,189; Mr. Barnickol, $17,490; Mr. Clausen, $16,434; Mr. Ferguson, $14,967; Mr. Miller, $27,878; and Mr. Potter, $70,888;

     * cost of executive travel accident protection for each executive officer named in this table: $118;

     * for Mr. Miller, the $1,166 in "above-market interest" (as defined by the Securities and Exchange Commission) credited to his Solutia Inc. Deferred Compensation Plan account; and

     * for Mr. Potter, the $4,167 in non-employee director compensation for December 1999, all of which Mr. Potter is receiving in the form of deferred stock as described on page 8.

<F6> Mr. Hunter succeeded Mr. Potter as Chief Executive Officer on
     April 28, 1999, and as Chairman on December 1, 1999.

<F7> Mr. Ferguson became an executive officer of Solutia on April 22, 1998.
     Therefore, his compensation for 1997 is not included in this table pursuant to Securities and Exchange Commission rules.

<F8> This figure includes $48,750 for unused vacation days at the time of
     Mr. Potter's retirement under Solutia's policy applicable to employees generally.

<F9> Mr. Potter forfeited the option covering 120,000 of these shares upon his retirement as an employee of Solutia. The remaining 8,833 shares represent the option received by Mr. Potter as a non-employee director as described on page 8.

OPTION GRANTS IN 1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Grant
                                               Individual Grants<F1>                                                Date Value
---------------------------------------------------------------------------------------------------------------------------------
        (a)                                   (b)                    (c)               (d)                (e)          (f)
                                           Number of              % of Total
                                          Securities             Options/SARs
                                          Underlying              Granted to       Exercise or                     Grant Date
                                        Options Granted          Employees in       Base Price        Expiration  Present Value
       Name                                 (#)<F2>               Fiscal Year       ($/Share)            Date        ($)<F3>
---------------------------------------------------------------------------------------------------------------------------------
  J. C. Hunter III                          120,000                   5.9             20.594            8/31/09      896,400
---------------------------------------------------------------------------------------------------------------------------------
  K. R. Barnickol                            25,000                   1.2             20.594            8/31/09      186,750
---------------------------------------------------------------------------------------------------------------------------------
  R. A. Clausen                              25,000                   1.2             20.594            8/31/09      186,750
---------------------------------------------------------------------------------------------------------------------------------
  J. J. Ferguson                             25,000                   1.2             20.594            8/31/09      186,750
---------------------------------------------------------------------------------------------------------------------------------
  M. E. Miller                               50,000                   2.5             20.594            8/31/09      373,500
---------------------------------------------------------------------------------------------------------------------------------
  R. G. Potter                              120,000<F4><F5>           5.9             20.594             <F4>        896,400
---------------------------------------------------------------------------------------------------------------------------------

<F1> All Solutia management stock options have a minimum one-year holding period, except in the event of a change of control. They expire ten years from the grant date unless forfeited earlier. They all carry stock tax withholding rights.

                               15


<F2> These options were granted on September 1, 1999, under the Solutia Inc.
     1997 Stock-Based Incentive Plan. The exercise price of $20.594 was the fair market value per underlying share on the grant date. These options become exercisable in accordance with the following schedule:

     --------------------------------------------------
       Percentage Increase in
        Fair Market Value of
        Company Common Stock     Percentage of Option
       from Option Grant Date        Exercisable
     --------------------------------------------------
                 20                       25
     --------------------------------------------------
                 30                       50
     --------------------------------------------------
                 50                       75
     --------------------------------------------------
                 75                      100
     --------------------------------------------------

     The required increases in fair market value shown above must be maintained for a period of ten consecutive trading days in order for the respective percentages of the options to become exercisable. To avoid variable accounting treatment, these options become exercisable on the ninth anniversary of the option grant date even if the required percentage increases in fair market value have not been achieved.

<F3> In accordance with rules of the Securities and Exchange Commission, we have chosen the Black-Scholes option pricing model to estimate the grant date present value of the options shown in this table. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. There is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of Solutia's stock price. The following assumptions were made for purposes of calculating the original grant date present value: an option life of five years, volatility of 28%, a dividend yield of 0.2%, and a risk-free interest rate of 6%.

<F4> Mr. Potter forfeited these options when he retired as an employee of
     Solutia before satisfying the one-year minimum holding period.

<F5> The options shown in this table do not include the option to buy 8,833 shares of Solutia common stock which was granted to Mr. Potter as a non-employee director on December 1, 1999, as described on page 8 above.


AGGREGATED OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
     (a)                             (b)               (c)                  (d)                        (e)
                                                                         Number of
                                                                         Securities                  Value of
                                                                         Underlying                Unexercised
                                                                        Unexercised                In-the-Money
                                                                     Options at FY-End          Options at FY-End
                                                                            (#)                      ($)<F1>
                                   Shares                         --------------------------------------------------
                                 Acquired on     Value Realized         Exercisable/               Exercisable/
    Name                        Exercise (#)           ($)             Unexercisable              Unexercisable
--------------------------------------------------------------------------------------------------------------------
  J. C. Hunter III                   -0-               -0-            362,614/160,000               214,693/0
--------------------------------------------------------------------------------------------------------------------
  K. R. Barnickol                    -0-               -0-             284,159/37,500              1,729,784/0
--------------------------------------------------------------------------------------------------------------------
  R. A. Clausen                      -0-               -0-             259,237/37,500               608,672/0
--------------------------------------------------------------------------------------------------------------------
  J. J. Ferguson                     -0-               -0-             256,687/57,000               446,059/0
--------------------------------------------------------------------------------------------------------------------
  M. E. Miller                       -0-               -0-             404,408/62,500              1,577,214/0
--------------------------------------------------------------------------------------------------------------------
  R. G. Potter                      9,734          143,956<F2>       1,138,734/8,833<F3>       4,097,752/6,899<F3>
--------------------------------------------------------------------------------------------------------------------

<F1> These year-end values represent the difference between (a) the fair market value of the company common stock underlying the options on December 31, 1999, and (b) the exercise prices of the options.

                                16


     "In-the-money" means that the fair market value of the underlying stock is greater than the option's exercise price on the valuation date.

<F2> This amount reflects the fair market value of the shares Mr. Potter received on the exercise date minus the exercise price.

<F3> The year-end option information includes the option to buy 8,333 shares of
     Solutia common stock, which was granted to Mr. Potter as a non-employee director, as described on page 8 above.

PENSION PLANS

The named executive officers are eligible for benefits payable under the defined benefit pension plans applicable to Solutia's regular full-time employees. An executive's benefits are based on his service with Monsanto Company prior to the spinoff and service with Solutia since the spinoff. Solutia's defined benefit pension plans consist of two accounts: a "Prior Plan Account" and a "Cash Balance Account."

    * The opening balance of the Prior Plan Account was the lump sum value of the executive's December 31, 1996 monthly retirement benefit earned prior to January 1, 1997, under Monsanto Company's defined benefit pension plans, calculated using the assumption that the monthly benefit would be payable at age 55 with no reduction for early payment. The formula used to calculate the opening balance was the greater of 1.4% of average final compensation multiplied by years of service, without reduction for Social Security or other offset amounts, or 1.5% of average final compensation multiplied by years of service, less a 50% Social Security offset. Average final compensation for purposes of determining the opening balance was the greater of (1) average compensation received during the 36 months of employment with Monsanto prior to 1997 or (2) average compensation received during the highest three of the five calendar years of employment with Monsanto prior to 1997. For each year of the executive's continued employment with Solutia (including all of 1997), the executive's Prior Plan Account increases by 4% to recognize that prior plan benefits would have grown as a result of pay increases.

    * For each year during which the executive is employed by Solutia, 3% of annual compensation in excess of the Social Security wage base and a percentage (based on age) of annual compensation (salary and annual bonus) is credited to the Cash Balance Account. The applicable percentages and age ranges are: 3% before age 30, 4% for ages 30 to 39, 5% for ages 40 to 44, 6% for ages 45 to 49, and 7% for age 50 and over. In addition, the Cash Balance Account of executives who earned benefits under Monsanto Company's defined benefit pension plans before 1997 are credited each year (for up to ten years based on prior years of service with Monsanto Company before 1997) during which the executive is employed by Solutia (including all of 1997) with an amount equal to a percentage (based on age) of annual compensation. The applicable percentages and age ranges are: 2% before age 30, 3% for ages 30 to 39, 4% for ages 40 to 44, 5% for ages 45 to 49, and 6% for age 50 and over.

The estimated annual benefits payable as a single life annuity beginning at age 65 (assuming that each executive officer remains employed by the company until age 65 and receives 4% annual compensation increases) are as follows: Mr. Hunter, $694,617;
Mr. Barnickol, $303,850; Mr. Clausen, $422,407; Mr. Ferguson, $555,453; Mr. Miller, $526,149; and Mr. Potter, $869,923.

CHANGE-OF-CONTROL AGREEMENTS

Each executive officer named in the Summary Compensation Table, other than Mr. Potter, is a party to a change-of-control employment agreement. These agreements become effective upon a "change of control" of Solutia (as defined in the agreements).
The agreements provide for the continuing employment of the executive after the change of control on terms and conditions no less favorable than those in effect before the change of control.
If the executive's employment is terminated by the company without "cause," or if the executive terminates his own employment for "good reason" (each as defined in the change-of-control employment agreement), the executive is entitled to severance benefits equal to three times his annual compensation (including bonus) and continuation of certain benefits for three years (or the shorter number of years until the executive's normal retirement date). In addition, each of these executives is entitled to receive the severance benefits if he voluntarily terminates his own employment during the 30-day period beginning on the first anniversary of certain changes of control. Finally, each of these executives is entitled to an additional payment, if necessary, to make him whole as a result of any excise tax imposed by the Internal Revenue Code on certain change-of-control payments (unless the safe harbor below which the excise tax is imposed is not exceeded by more than ten percent, in which event the payments will be reduced to avoid the excise tax).

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to stockholders (stock price appreciation plus reinvested dividends) on Solutia's common stock with the cumulative total return on each of three indices: the Standard & Poor's ("S&P") 500 Index, the S&P Chemicals (Diversified) Index, and the S&P Chemicals (Specialty) Index. We have chosen to compare Solutia's performance with that of these two chemicals indices because Solutia has a diversified portfolio of products, including a large number of specialty chemicals. The graph assumes that:

    * you invested $100 in Solutia common stock and in each of the indices at the closing price on August 20, 1997 (the date on which Solutia common stock began trading on the New York Stock Exchange);

    * all dividends were reinvested; and

    * you continued to hold your investment through December 31, 1999.

                             [GRAPH]

---------------------------------------------------------------------------------------------------------------------------------
                   20-Aug-97 30-Sep-97 31-Dec-97 31-Mar-98 30-Jun-98 30-Sep-98 31-Dec-98 31-Mar-99 30-Jun-99 30-Sep-99 31-Dec-99
---------------------------------------------------------------------------------------------------------------------------------
 SOLUTIA INC.         100        93       124       138       134       106       104        81        99        83        72
---------------------------------------------------------------------------------------------------------------------------------
 S&P 500(R)           100       101       104       119       123       110       134       141       150       141       162
---------------------------------------------------------------------------------------------------------------------------------
 S&P(R) CHEMICALS
 (DIVERSIFIED)        100        97        95       116       121       111       102        96        94        86        88
---------------------------------------------------------------------------------------------------------------------------------
 S&P(R) CHEMICALS
 (SPECIALTY)          100       101       105       106        95        79        90        89       118        96        99
---------------------------------------------------------------------------------------------------------------------------------

RELATIONSHIPS AND TRANSACTIONS

On January 3, 2000, Mr. Timothy M. Potter, the son of
Mr. Robert G. Potter, a director and former chairman and chief executive officer of Solutia, purchased Kimsway Company Inc. In 1999, Solutia paid Kimsway approximately $389,000 for supplies, tickets and administrative services for business entertainment. We anticipate that Solutia will pay Kimsway approximately the same amount for similar goods and services in 2000.

Mr. Robert T. Blakely, a director of Solutia, became Executive Vice President and Chief Financial Officer of Lyondell Chemical Company in November 1999. Solutia purchases propylene and minor quantities of other raw materials from Equistar Chemicals LP, a joint venture 41% owned by Lyondell. Propylene, a commodity petrochemical, is a raw material used to produce Solutia's acrylic fiber and nylon products. Solutia's propylene purchases from Equistar are under a long-term contract, negotiated prior to Mr. Blakely's employment by Lyondell. During 1999, Solutia's purchases from Equistar, primarily for propylene, totaled approximately $110 million. Purchases in 2000 are projected to be in a range of approximately $160 million to $180 million. In addition, Equistar owns a production facility located at Solutia's plant in Alvin, Texas. This facility receives support services from Solutia. Equistar paid Solutia approximately
$12 million for these services in 1999 and a similar amount is expected in 2000. Solutia's Board of Directors has reviewed these arms length commercial transactions and concluded that they will not interfere with Mr. Blakely's exercise of independent judgment.

APPROVAL OF THE SOLUTIA INC. 2000 STOCK-BASED INCENTIVE PLAN
(PROXY ITEM NO. 2)

We are asking for your approval of the Solutia Inc. 2000 Stock-Based Incentive Plan as a successor to the Solutia Inc. 1997 Stock-Based Incentive Plan. Solutia's Board of Directors, upon recommendation of its Executive Compensation and Development Committee ("ECDC"), has adopted the 2000 Plan and directed that the 2000 Plan be submitted to you for approval at the 2000 Annual Meeting.

REASONS FOR THE PROPOSAL

On February 28, 2000, only 655,929 shares remained available for grants under the 1997 Plan. Approval of the 2000 Plan will allow Solutia to continue grants to both mid-level and senior management employees of Solutia and its subsidiaries after the shares available under the 1997 Plan have been exhausted. This will enable Solutia to attract, retain, and motivate officers and employees, and to provide incentives directly linked to the profitability of Solutia's businesses and increases in stockholder value. In addition, approval will secure for Solutia certain tax deductions. Section 162(m) of the Internal Revenue Code imposes a limitation on the tax deductibility by a corporation of compensation in excess of $1,000,000 paid in any year to any of its executive officers whose compensation is required to be disclosed in the Summary Compensation Table. This limitation does not apply to performance-based compensation if certain conditions, including stockholder approval, are met.

SIGNIFICANT FEATURES OF THE PLAN

Significant features of the 2000 Plan are summarized below.
Because this is a summary, it may not contain all the information that is important to you. The full text of the 2000 Plan appears as an appendix at the end of this proxy statement.

AUTHORIZED SHARES. The 2000 Plan authorizes the use of 5,400,000 shares of Solutia common stock for grants of nonqualified and incentive stock options, stock appreciation rights, restricted stock awards, and bonus stock awards. The number of shares authorized may be proportionately adjusted for stock dividends, stock splits, reorganizations, recapitalizations, and other similar transactions. Shares subject to awards that are forfeited or terminated, and shares tendered to Solutia in payment of the option price or required tax withholding, will be available again for issuance under the 2000 Plan. The shares used for grants may be either newly issued shares or treasury shares or both.

ADMINISTRATION. The ECDC will administer the 2000 Plan. The members of this committee are directors who are not, and have never been, employees of Solutia or its subsidiaries. This committee may delegate the administration of the plan except as it relates to those officers who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. With certain exceptions, Solutia's full Board of Directors may also exercise the authority granted to the ECDC.

ELIGIBLE EMPLOYEES. Any employee of Solutia or any of its subsidiaries or associated companies who is responsible for, or contributes to, the growth and profitability of Solutia, a subsidiary, or an associated company is eligible for grants under the 2000 Plan. In practice, approximately 800 management employees received awards under the 1997 Plan. The total number of shares for which awards may be made to any one participant during any calendar year cannot exceed 250,000, as adjusted for any changes in capitalization, such as stock splits.

GRANTS IN 1999. On September 1, 1999, non-qualified options to buy shares of Solutia common stock were granted under the 1997 Plan as follows: Mr. Hunter, 120,000 shares; Mr. Barnickol, 25,000 shares; Mr. Clausen, 25,000 shares; Mr. Ferguson, 25,000 shares; Mr. Miller, 50,000 shares; Mr. Potter, 120,000 shares; all current executive officers as a group, 315,000 shares; and all other employees, 1,584,325 shares. These numbers include the performance options granted to Solutia's executive officers and other members of senior management, which are described in footnote 2 to the table captioned "Option Grants in 1999" on page 16 above. They also include the time-based stock options granted to other management employees. These generally become exercisable in thirds, one-third on each of the first three anniversaries of the option grant date. Had the 2000 Plan been in effect, these grants would have been approximately the same.

STOCK OPTIONS. The ECDC will determine the terms and conditions of the stock options granted under the 2000 Plan. In determining these terms and conditions, the ECDC must follow the limitations established by the plan. For example, the plan requires the exercise price of a stock option to be at least as great as the fair market value of Solutia common stock on the grant date. The plan also prohibits repricing options to decrease the exercise price. The plan provides that the term of any stock option granted under the plan may not exceed ten years and, additionally, may not exceed 12 months following a termination of employment unless the termination is the result of retirement, death, disability or involuntary termination without cause.

Options granted under the 2000 Plan are not transferable except by will or the laws of descent and distribution. Options may be exercised during the participant's lifetime only by the participant or the participant's guardian or legal representative.

Incentive stock options may be granted if they meet the requirements of the Internal Revenue Code. Solutia has not granted, and has no plans to grant, incentive stock options.

The plan provides that, upon receipt of written notice of exercise, the ECDC may elect to cash out all or part of the shares of common stock subject to an option by paying the participant an amount, in cash or common stock, equal to the excess of the fair market value of the common stock on the effective date of the cash-out over the exercise price. The ECDC does not currently intend to make use of this cash-out provision.

U.S. FEDERAL TAX CONSEQUENCES OF STOCK OPTIONS. A participant does not realize taxable income upon the grant of a non-qualified stock option, and no tax deduction is available to Solutia at grant. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by Solutia. The tax basis of shares acquired will be the fair market value on the date of exercise. The participant will realize capital gain or loss upon disposition of the shares.

A participant does not realize taxable income, and no tax deduction is available to Solutia, upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the "holding period"), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to Solutia. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and Solutia will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition.

Solutia believes that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Internal Revenue Code.

Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option or the vesting of a restricted stock award. Participants may direct Solutia to withhold shares to be issued on an option exercise or stock award to satisfy their minimum required withholding obligation.

STOCK APPRECIATION RIGHTS. The 2000 Plan, like the 1997 Plan, authorizes the grant of stock appreciation rights in tandem with stock options. It authorizes the grant of freestanding stock appreciation rights only to employees outside the United States in countries where the grant of a stock option is impossible or impracticable because of securities or tax laws or other governmental regulations. Solutia has not granted any stock appreciation rights in tandem with stock options. Solutia has granted freestanding stock appreciation rights to only one ex-U.S. employee.

RESTRICTED AND UNRESTRICTED STOCK. The 2000 Plan authorizes the
ECDC to use up to 3% of the shares authorized under the 2000 Plan for restricted or unrestricted stock awards.

The ECDC may set the terms and conditions of restricted stock awards, including restrictions against sale, transfer, or other disposition, and may make the lapse of such restrictions contingent upon the achievement of performance goals or upon continued employment. Restricted stock awards must either be restricted against sale for at least three years, with earlier vesting permitted only upon retirement, death, total and permanent disability, involuntary termination without cause, international reassignment, or a change of control (as defined in the plan), or the award must include performance conditions and be restricted against sale for one year, with the same provisions for earlier vesting. The committee may determine to withhold payment of dividends pending satisfaction of specified terms and conditions. The committee may also determine that cash dividends be deferred and reinvested in additional shares of restricted stock and that dividends payable in common stock be paid in restricted stock. One award of 1,000 restricted shares was made under the 1997 Plan in 1999 to an employee who is not an executive officer. Approximately 775,290 shares of restricted stock were used in February 2000 to satisfy awards earned by executive officers and other members of Solutia's senior management under the Solutia Inc. 1998-1999 Long-Term Incentive Plan.

The 2000 Plan provides that unrestricted stock can be used only as a substitute for, and not in addition to, cash awards under Solutia's incentive plans and programs. The ECDC has not made any unrestricted stock awards and currently has no intention to make any in the future.

U.S. FEDERAL TAX CONSEQUENCES OF RESTRICTED STOCK. The grant of shares that are nontransferable and subject to a substantial risk of forfeiture does not result in the recognition of taxable income to the participant or a deduction to Solutia unless the participant makes an election, within 30 days after the grant, to be taxed at the time of grant. If the participant makes this election, the participant will recognize taxable compensation income on the date of grant equal to the fair market value of the shares on the date of grant (without regard to the restrictions). If the participant does not make this election, the participant will recognize taxable compensation income on the date the shares become transferable or no longer subject to a substantial risk of forfeiture (whichever occurs first) equal to the fair market value of the shares on that date.

Generally, Solutia will be entitled to a compensation deduction when the participant recognizes compensation income with respect to restricted shares, and in the same amount.

CHANGE OF CONTROL. Upon a change of control, as defined in the 2000 Plan, any stock option or stock appreciation right that is not then exercisable will become fully exercisable, and the restrictions applicable to an award of restricted stock will lapse immediately. During the 60-day period following a change of control, a participant will have the right, in lieu of paying the exercise price for the shares of common stock under an option, to elect to surrender all or part of the option to Solutia and receive cash, or, in certain circumstances at the ECDC's option, shares of common stock, in an amount equal to the amount by which the change of control price, as defined in the plan, exceeds the exercise price per share of the common stock underlying the option. If necessary to preserve favorable accounting treatment, the ECDC may modify or eliminate this right.

AMENDMENTS. Solutia's Board of Directors may amend or discontinue the 2000 Plan at any time. However, the board may not make any amendment without the approval of Solutia's stockholders to the extent any law or agreement requires stockholder approval or if the amendment would:

    * permit decreasing the option price on any outstanding option or the base price on any stock appreciation right;

    * permit shortening the required periods for continued performance or waiving performance conditions associated with grants of restricted stock except to the extent currently permitted by the plan;

    * increase the number of shares authorized for grant under the plan;

    * increase the number of shares authorized for awards of restricted stock and unrestricted stock; or permit awards of unrestricted stock other than in lieu of cash payments under Solutia's incentive plans and programs;

    * expand the classes of persons eligible for awards;

    * allow the creation of additional types of awards; or

    * change the provisions of the plan relating to amendments.

In addition, no amendment or termination of the plan may, without the relevant participants' consent, adversely affect any awards already made to participants under the plan unless the amendment is required to cause the plan to qualify for any exemption provided by Rule 16b-3 under the Exchange Act or to comply with rules of any stock exchange on which Solutia's shares are listed, accounting rules or legal requirements.

ADDITIONAL INFORMATION

The closing price of Solutia's common stock on February 28, 2000, as reported in The Wall Street Journal, was $13.125.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the 2000 Plan. If you do not approve the 2000 Plan, grants will not be made under that plan. Only the shares remaining in the 1997 Plan will be available for awards.

-----------------------------------------------------------------
 YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL
      OF THE SOLUTIA INC. 2000 STOCK-BASED INCENTIVE PLAN.
-----------------------------------------------------------------

APPROVAL OF THE SOLUTIA INC. ANNUAL AND LONG-TERM INCENTIVE PLANS
(PROXY ITEMS NOS. 3 AND 4)

We are asking for your approval of the Solutia Inc. Annual Incentive Plan (Proxy Item No. 3) and the Solutia Inc. Long-Term Incentive Plan (Proxy Item No. 4). Both of these plans provide for incentive compensation for Solutia's executive officers and certain other officers designated by the Executive Compensation and Development Committee ("ECDC"). Awards under these plans will be determined by the level of achievement of financial and other performance criteria upon which Solutia's sustained progress, growth, and profitability depend. Upon recommendation of the ECDC, the Board of Directors adopted these plans in February 2000 and directed that they be submitted to the stockholders for approval at the annual meeting. Certain key provisions of the plans are summarized below. Because these are summaries, they may not contain all the information that is important to you. The full text of both plans appears as appendices at the end of this proxy statement.

REASON FOR SEEKING STOCKHOLDER APPROVAL

Under Section 162(m) of the Internal Revenue Code ("Code"), approval of Solutia's stockholders is required to enable Solutia to obtain a tax deduction for incentives paid under these plans to any of the executive officers named in the Summary Compensation Table whose compensation for the taxable year exceeds $1,000,000.

MATERIAL FEATURES COMMON TO BOTH PLANS

ELIGIBLE EMPLOYEES. Solutia's executive officers, currently 11 in number, are eligible to receive awards under both of these plans. In addition, certain other officers designated by the ECDC, currently 10 in number, are eligible to receive awards under the Long-Term Incentive Plan.

ADMINISTRATION. The ECDC administers both of these plans. It is composed of "outside directors" as defined under the Code.

AMENDMENTS. The ECDC may modify or terminate the plans at any time.

MATERIAL FEATURES OF THE ANNUAL INCENTIVE PLAN

PERFORMANCE GOALS AND DETERMINATION OF AWARDS. At the beginning of each year, the ECDC will establish performance goals that must be achieved before any awards may be made. The performance goals may be based on one or more of the following: revenue growth, operating margins, and working capital (each as defined by the ECDC). The ECDC will also establish an objective formula or standard for computing the amount of incentive compensation payable to the participants if the performance goals are attained. The ECDC will have the discretion to reduce, but not increase, the final amount of any award, based on criteria such as individual performance, safety performance, business unit and site accomplishments, the actual level of revenue growth, operating margins, or working capital, or other factors tied to the success of the company or any of its business units.

AWARDS. The ECDC will make any awards following the end of the performance year. Awards, if any, will be paid in cash. A participant may defer receipt of all or any portion of an award. The maximum value of the award that a participant can receive under this plan for any year is $3,000,000. The actual amount of any annual incentive awards that may be made in the future is not determinable, nor are the amounts that participants would have received for 1999 if the plan had been in effect for that year.

MATERIAL FEATURES OF THE LONG-TERM INCENTIVE PLAN

PERFORMANCE GOALS AND DETERMINATION OF AWARDS. Long-term incentive awards will be determined in essentially the same manner as described for annual incentive awards, except that performance goals will be established for non-overlapping three-year periods and will be based on one or more of the following: net income, free cash flow, and revenue growth.

AWARDS. Awards, if any, will be paid in cash at the end of the three-year performance period. A participant may defer receipt of all or any portion of an award. The maximum award that a participant may receive

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

under this plan for any three-year performance period is $20,000,000. The amounts that participants will receive under the Long-Term Incentive Plan are not currently determinable, nor are the amounts that participants would have received for the 1997-1999 period if the plan had been in effect for those years.

ADDITIONAL INFORMATION

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of each of these plans. If you do not approve either or both of these plans, the ECDC will not make awards under the rejected plan or plans. It will investigate the reasons for your rejection and consider alternate incentive plans or other compensation arrangements.

-------------------------------------------------------------------------
   YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
    OF THE SOLUTIA INC. ANNUAL INCENTIVE PLAN AND "FOR" THE APPROVAL
            OF THE SOLUTIA INC. LONG-TERM INCENTIVE PLAN.
-------------------------------------------------------------------------

RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 5)

We are asking you to ratify the Board's appointment of Deloitte & Touche LLP as principal independent auditors to examine the consolidated financial statements of the company and its subsidiaries for the year 2000. The Audit and Finance Committee recommended the selection of Deloitte to the board. Deloitte was originally appointed to act as Solutia's independent auditors in 1997 when Solutia became an independent entity. Deloitte is knowledgeable about the company's operations and accounting practices and is well qualified to act as auditor.

Although we are not required to seek your approval of this appointment, the board believes it to be sound corporate practice to do so. If you do not ratify the appointment of independent auditors, the Audit and Finance Committee will investigate the reasons for your rejection and the board will reconsider the appointment.

Representatives of Deloitte do not plan to make a formal statement at the annual meeting. However, they will attend the meeting and be available to respond to appropriate questions.

-------------------------------------------------------------------------
 YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
            OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
           PRINCIPAL INDEPENDENT AUDITORS FOR THE YEAR 2000.
-------------------------------------------------------------------------

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

ADDITIONAL INFORMATION

INFORMATION ABOUT STOCKHOLDER PROPOSALS

If you wish to submit proposals for possible inclusion in our 2001 proxy materials, we must receive them on or before November 9, 2000. Proposals should be mailed to:

          Solutia Inc.
          P.O. Box 66760
          St. Louis, Missouri 63166-6760
          Attention: Karl R. Barnickol, Secretary

If you wish to nominate directors and/or propose proper business from the floor for consideration at the 2001 Annual Meeting of Stockholders, our by-laws provide that:

    * You must notify Solutia's Secretary in writing.

    * Your notice must be received at Solutia's world headquarters not earlier than December 27, 2000 and not later than January 26, 2001.

    * Your notice must contain the specific information required in our by-laws. We will send copies of these requirements to any stockholder who writes to us requesting this information.

Please note that these three requirements apply only to matters that you wish to bring before your fellow stockholders at the 2001 Annual Meeting without submitting them for possible inclusion in our 2001 proxy materials.

MULTIPLE COPIES OF ANNUAL REPORT TO STOCKHOLDERS

If more than one copy of Solutia's Annual Report is currently being sent to your address, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s), or follow the prompts when you vote if you are a stockholder of record voting by telephone or Internet.

At least one account must continue to receive the Annual Report. Mailing of dividends, dividend reinvestment account statements, and any special notices will not be affected by your election to discontinue future duplicate mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, you may call First Chicago Trust Company at 1-888-987-6588.

If you own common stock through a bank, broker or other nominee and receive more than one Solutia Annual Report, contact the holder of record to eliminate duplicate mailings.

                                      KARL R. BARNICKOL
                                      Secretary

March 9, 2000

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                                                       APPENDIX A

          SOLUTIA INC. 2000 STOCK-BASED INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Company and its Subsidiaries and Associated Companies with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

        a. "Associated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50%, of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

        b. "Award" means a Stock Appreciation Right, Stock
    Option, Restricted Stock, unrestricted share of Common Stock, dividend equivalent, interest equivalent or other award granted under this Plan.

        c. "Board" means the Board of Directors of the Company.

        d. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 9(b) and (c), respectively.

        e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        f. "Commission" means the Securities and Exchange
    Commission or any successor agency.

        g. "Committee" means the Executive Compensation and Development Committee referred to in Section 2.

        h. "Common Stock" means common stock, par value $0.01 per share, of the Company.

        i. "Company" means Solutia Inc., a Delaware corporation.

        j. "Compensation Committee" means one or more committees appointed by the Executive Compensation and Development Committee composed of one or more senior managers of the Company or a Subsidiary or Affiliated Company to whom the Executive Compensation and Development Committee may delegate its powers (or a portion thereof) to administer this Plan pursuant to Section 2.

        k. "Covered Employee" means a participant designated prior to the grant of shares of Restricted Stock by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such participant.

        l. "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

        m. "Exchange Act" means the Securities Exchange Act of
    1934, as amended from time to time, and any successor thereto.

        n. "Fair Market Value" means, as of any given date, the average of the highest and lowest sales prices of the Common Stock reported as the New York Stock Exchange-Composite Transactions for such day, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day on which the Common Stock was traded, all as reported by The Wall Street Journal under the heading New York Stock Exchange-Composite Transactions or by such other source as the Committee may select.

        o. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

        p. "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

        q. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        r. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: earnings per share, sales, revenue growth, net profit after tax, gross profit, operating profit, cash generation, economic value added, unit volume, return on equity, change in working capital, return on capital or shareholder return, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

        s. "Plan" means the Solutia Inc. 2000 Stock-Based
    Incentive Plan, as set forth herein and as hereinafter amended from time to time.

        t. "Qualified Performance-Based Award" means an Award of Restricted Stock designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

        u. "Restricted Stock" means an Award granted under
    Section 7.

        v. "Retirement" means retirement from employment with the Company, a Subsidiary or an Associated Company as determined by the Committee for purposes of an Award under the Plan.

        w. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

        x. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

        y. "Stock Appreciation Right" means an Award granted under Section 6.

        z. "Stock Option" means an Award granted under Section 5.

        aa. "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and
    (ii) for the purposes of a Non-Qualified Stock Option, a Stock Appreciation Right or Restricted Stock Award, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

        bb. "Termination of Employment" means the termination of the participant's employment with the Company and any Subsidiary or Associated Company. A participant employed by a Subsidiary or an Associated Company shall also be deemed to incur a Termination of Employment if the Subsidiary or Associated Company ceases to be such a Subsidiary or Associated Company, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary or Associated Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries, or, if the Committee so determines, among the group consisting of the Company, its Subsidiaries and Associated Companies, shall not be considered Terminations of Employment.

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

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION

    The Plan shall be administered by the Executive Compensation and Development Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Non-Employee Directors, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

    The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan or, in the Committee's discretion, in connection with awards under other bonus plans or programs of the Company, to officers and employees of the Company and its Subsidiaries and Associated Companies.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan:

        (a) To select the officers and employees to whom Awards may from time to time be granted;

        (b) To determine whether and to what extent Incentive
    Stock Options, Non-Qualified Stock Options, Stock
    Appreciation Rights and Restricted Stock, or any combination thereof, are to be granted hereunder;

        (c) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

        (d) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)) or base price, as applicable, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary or Associated Company) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine but consistent with the provisions of this Plan;

        (e) To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith; and, provided further, that the Committee may not waive Performance Goals or requirements for continued service contained in Awards of Restricted Stock except to the extent permitted under Sections 7 and 9.

        (f) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(g) and 6(d)(ii); and

        (g) To determine under what circumstances dividends, dividend equivalents or interest equivalents with respect to an Award shall be paid.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any award certificate relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may delegate all or a portion of the administration of the Plan to one or more Compensation Committees and authorize further delegation by the Compensation Committees to senior managers of the Company or its Subsidiaries (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or not to qualify for, or cease to qualify for, the Section 162(m) Exemption).

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or

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

such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

    Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3. COMMON STOCK SUBJECT TO PLAN

    The total number of shares of Common Stock reserved and available for grant under the Plan shall not exceed 5,400,000. Notwithstanding the foregoing, the total number of shares of Common Stock that shall be available for Awards of Restricted Stock or unrestricted shares shall not exceed 3% of the total number of shares authorized for grant under the Plan. No participant may be granted Awards covering in excess of 250,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares, or both.

    If any shares of Restricted Stock are forfeited, or if any Stock Option or Stock Appreciation Right terminates without being exercised, or if any Stock Appreciation Right (whether granted alone or in conjunction with a Stock Option) is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan. Any forfeited shares of Restricted Stock shall revert to the Company. If the option price of any Stock Option granted under the Plan is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), and to the extent any shares of Common Stock subject to an Award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, the shares that are so delivered or so used, respectively, shall again be available for distribution in connection with Awards under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property (without regard to the payment of any cash dividends by the Company in the ordinary course) of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which any participant may be granted Awards in any calendar year, in the number, kind and option price or base price, as applicable, of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY

    Officers and employees of the Company, a Subsidiary or an Associated Company who are responsible for or contribute to the growth and profitability of the business of the Company, a Subsidiary or an Associated Company are eligible to be granted Awards under the Plan.

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SECTION 5. STOCK OPTIONS

    Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

    Stock Options shall be evidenced by option award certificates, the terms and provisions of which may differ. An option award certificate shall indicate on its face whether it is intended to be an award certificate for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such later date as is specified by the Committee.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

        (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option award certificate, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant. The option price per share shall not be decreased thereafter except pursuant to Section 3 of this Plan.

        (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock
    Option is granted.

        (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

        (d) Method of Exercise. Subject to the provisions of this
    Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise, or notice in accordance with such other procedures as may be established from time to time, to the Company or its designated agent specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price in cash or by certified or cashier's check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that, in the case

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

    of either an Incentive Stock Option or a Non-Qualified Stock
    Option, such already owned shares have been held by the optionee for at least six months at the time of exercise.

        In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Company or its designated agent to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

        No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

        (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, or, in the Committee's discretion, pursuant to a written beneficiary designation. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee or guardian or legal representative or beneficiary of the optionee, it being understood that the terms "holder" and "optionee" include any such guardian, legal representative or beneficiary.

        (f) Termination of Employment. The Stock Option and its related Stock Appreciation Right, if any, may be exercised in full or in part from time to time within ten years from the date of the grant, or such shorter period as may be specified by the Committee in the award certificate, provided that in any event each shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Stock Option or Stock Appreciation Right award certificate; provided, however, that such period following Termination of Employment shall not exceed twelve months unless employment shall have terminated:

            (i) as a result of Retirement, Disability, or involuntary termination without cause, in which event such period shall not exceed the original term of the Stock Option or Stock Appreciation Right; or

            (ii) as a result of death, or death shall have occurred following Termination of Employment and while the Stock Option or Stock Appreciation Right was still exercisable, in which event such period shall not exceed the original term of the Stock Option; and

    provided, further, that such period following Termination of Employment shall in no event exceed the original exercise period of the Stock Option or related Stock Appreciation
    Right, if any.

        (g) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

        (h) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(h) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(h) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder, or, if necessary to preserve such accounting treatment, otherwise modify or eliminate such right.

SECTION 6. STOCK APPRECIATION RIGHTS

        (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. In addition, Stock Appreciation Rights may be granted without relationship to a Stock Option to employees residing in foreign jurisdictions, where the grant of a Stock Option is impossible or impracticable because of securities or tax laws or other governmental regulations.

        (b) Freestanding Stock Appreciation Rights. A Stock Appreciation Right granted without relationship to a Stock Option, pursuant to Section 6(a), shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. The base price of a Stock Appreciation Right granted without relationship to a Stock Option shall be the Fair Market Value of a share of Common Stock on the date of grant. A Stock Appreciation Right granted without relationship to a Stock Option shall entitle the holder, upon receipt of such right, to a cash payment determined by multiplying (i) the difference between the base price of the Stock Appreciation Right and the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which the Stock Appreciation Right shall have been exercised. A freestanding Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised.

        (c) Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in conjunction with a Stock Option may be exercised by an optionee in accordance with Section 6(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(d). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

        (d) Terms and Conditions. Stock Appreciation Rights granted in conjunction with a Stock Option shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this
        Section 6.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

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            (iii) Stock Appreciation Rights shall be transferable
        only to permitted transferees of the underlying Stock
        Option in accordance with Section 5(e).

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7. BONUS SHARES AND RESTRICTED STOCK

        (a) Administration. Awards of unrestricted shares of Common Stock may be made only in lieu of cash payments awarded under other incentive plans or programs of the Company and its Subsidiaries. Awards of Restricted Stock may be made either alone, in addition to other Awards granted under the Plan, or in lieu of cash payments awarded under other incentive plans or programs of the Company and its Subsidiaries. Subject to the foregoing limitations, the Committee shall determine the officers and employees to whom and the time or times at which grants of unrestricted shares of Common Stock and Restricted Stock will be awarded, the number of shares to be awarded to any participant (subject to the aggregate limit on grants to individual participants set forth in Section 3 in the case of Qualified Performance-Based Awards), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

        (b) Awards and Certificates. Awards of unrestricted shares of Common Stock and Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including, book-entry registration or delivery of one or more stock certificates to the participant, or, in the case of Restricted Stock, a custodian or escrow agent. Any stock certificate issued in respect of unrestricted shares or shares of Restricted Stock shall be registered in the name of such participant. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody or escrow by the Company or its designated agent until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            (i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee shall also condition the grant or vesting thereof upon the continued service of the participant. The period of service set by the Committee commencing with the date of such Award for which the participant's continued service is required (the "Restriction Period") shall be not less than one year if the Restricted Stock Award includes Performance Goals and not less than three years if the Restricted Stock Award does not include Performance Goals. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Awards of Restricted Stock may provide for the acceleration of vesting or for release from the Performance Goals only in the event of the death, Disability, Retirement, involuntary termination without cause, or international transfer of the participant; provided, further, that in the case of Restricted Stock that is a Qualified Performance-Based Award, satisfaction of the applicable Performance Goals shall nonetheless be required unless the participant's employment is terminated by reason of death or Disability. In addition, the Committee may at any time, in its sole discretion, accelerate vesting

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        or waive Performance Goals in the event of death,
        Disability, Retirement, involuntary termination without cause, or international transfer of the participant; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.

            (ii) Subject to the provisions of the Plan and the terms of the Restricted Stock Award, during the Restriction Period, and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

            (iii) Except as provided in this paragraph (iii) and Sections 7(c)(i) and 7(c)(ii) and the terms of the Restricted Stock Award, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee under the applicable terms of the Restricted Stock Award and subject to Section 12(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

            (iv) Except to the extent otherwise provided under the applicable terms of the Restricted Stock Award and Sections 7(c)(i), 7(c)(ii), 7(c)(v) and 9(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

            (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates, or the restrictions on such shares shall be removed from the book-entry registration.

SECTION 8. DIVIDEND EQUIVALENTS AND INTEREST EQUIVALENTS

        (a) The Committee may provide that a participant to whom a Stock Option has been awarded, which is exercisable in whole or in part at a future time for shares of Common Stock (such shares, the "Option Shares") shall be entitled to receive an amount per Option Share, equal in value to the cash dividends, if any, paid per share of Common Stock on issued and outstanding shares, as of the dividend record dates occurring during the period between the date of the Award and the time each such Option Share is delivered pursuant to the exercise of such Stock Option. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

            (i) paid in cash or shares of Common Stock from time to time prior to or at the time of the delivery of such shares of Common Stock or upon expiration of the Stock Option if it shall not have been fully exercised (except that payment of the dividend equivalents on an Incentive Stock Option may not be made prior to exercise); or

            (ii) converted into contingently credited shares of Common Stock (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

    Such shares of Common Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.

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        (b) The Committee, in its discretion, may authorize
    payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

SECTION 9. CHANGE IN CONTROL PROVISIONS

        (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in
    Control:

            (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

            (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

        (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 9(b)(i), the following acquisitions shall not constitute a Change in Control:
        (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or
        (D) any acquisition by any corporation pursuant to a transaction that complies with Sections 9(b)(iii) (A),
        (B) and (C).

            (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

            (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of all or substantially all of the assets or stock of any other entity (a "Business Combination"), in each case, unless, following such Business Combination,
        (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business

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        Combination or any employee benefit plan (or related
        trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

            (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 10. AMENDMENT AND TERMINATION

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under any Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement or if such amendment would:

        (a) expand the classes of persons to whom Awards may be made under Section 4 of this Plan;

        (b) increase the number of shares of Common Stock authorized for grant under Section 3 of this Plan;

        (c) increase the number of shares which may be granted under Awards to any one participant under Section 3 of this Plan;

        (d) increase the percentage of shares available for Awards of Restricted Stock or unrestricted shares of Common
    Stock;

        (e) permit unrestricted shares of Common Stock to be granted other than in lieu of cash payments under other incentive plans and programs of the Company and its Subsidiaries;

        (f) allow the creation of additional types of awards;

        (g) permit decreasing the option price on any outstanding option or the base price on any Stock Appreciation Right;

        (h) permit shortening the Restriction Periods or removing or waiving Performance Goals except to the extent permitted under Sections 7 and 9 of the Plan; or

        (i) change any of the provisions of this paragraph of
    Section 10.

    The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment (a) shall cause a Qualified Performance-Based

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Award to cease to qualify for the Section 162(m) Exemption or
(b) impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for any exemption provided by Rule 16b-3 or (c) modify the terms of any Stock Options or other Award in a manner inconsistent with the provisions of this Plan.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 11. UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12. GENERAL PROVISIONS

        (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend, or, in the case of book-entry registration any notation, which the Committee deems appropriate to reflect any restrictions on transfer.

        Notwithstanding any other provision of the Plan or certificates made pursuant thereto, the Company shall not be required to issue or deliver any stock certificate or certificates for shares of Common Stock, or account for such shares by book-entry registration, under the Plan prior to fulfillment of all of the following conditions:

            (i) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

            (ii) Any registration or other qualification of such shares of the Company under any state, federal or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

            (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency or foreign governmental body which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

        (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Associated Company from adopting other or additional compensation arrangements for its employees.

        (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or a Subsidiary or an Associated Company to terminate the employment of any employee at any time.

        (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, the minimum withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Associated Companies shall, to the extent permitted by law, have the right to deduct any such taxes from any

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    payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

        (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

        (f) The Committee, in its sole discretion, may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

        (g) In the case of a grant of an Award to any employee of a Subsidiary or Associated Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary or Associated Company, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or Associated Company will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

        (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 13. EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of April 27, 2000.

SECTION 14. EFFECT OF CERTAIN SALES

    Notwithstanding any other provision of the Plan, the Committee shall have authority to determine for purposes of any Award that (a) is outstanding as of the date that the Company sells any business, or its interest in any business, to Monsanto Company and (b) is held by a participant who in connection with such sale becomes an employee of Monsanto Company (or a subsidiary or associated company of Monsanto Company) rather than an employee of the Company (or a Subsidiary or Associated Company of the Company), such change of employment shall not constitute a Termination of Employment. With respect to any such Award held by any such participant, Termination of Employment shall mean the termination of the participant's employment with Monsanto Company, a subsidiary of Monsanto Company, or an associated company of Monsanto Company other than as the result of a transfer among such companies. A participant employed by a subsidiary or an associated company of Monsanto Company shall also be deemed to incur a Termination of Employment if the subsidiary or associated company ceases to be such a subsidiary or associated company of Monsanto Company, as the case may be, and the participant does not immediately thereafter become an employee of Monsanto Company or another subsidiary or associated company of Monsanto Company. For purposes of this Section 14, a subsidiary of Monsanto Company means any corporation (or partnership, joint venture, or other enterprise) of which Monsanto Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power), and an associated company of Monsanto Company means any corporation (or partnership, joint venture, or other enterprise), of which Monsanto Company owns or controls, directly or indirectly, 10% or more, but less than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

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                                                       APPENDIX B

               SOLUTIA INC. ANNUAL INCENTIVE PLAN

    1. PURPOSE. The purpose of the Solutia Inc. Annual Incentive Plan (the "Plan") is to provide executive officers of Solutia Inc. (the "Company") and its affiliates with annual incentive compensation based on the level of achievement of financial and other performance criteria. The Plan is intended to focus the interests of these key employees on the key measures of the Company's success and to reward these employees for achieving the key measures of the Company's success.

    2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Award" shall mean a cash payment (whether paid currently or deferred) for a Performance Year.

        (b) "Board" shall mean the Board of Directors of the Company.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (d) "ECDC" shall mean the Executive Compensation and Development Committee of the Board (or any successor committee), which committee shall consist solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (e) "Participant" shall mean any executive officer who is eligible to participate in accordance with Section 3 of this Plan.

        (f) "Performance Year" shall mean the fiscal year of the Company in which a Participant provides services on account of which the Award is made.

        (g) "Performance Award" shall mean an Award level that may be paid if certain performance goals are achieved in the Performance Year.

    3. ELIGIBILITY. Individuals employed by the Company or any of its affiliates in active service during a Performance Year who are executive officers at any time during such year are eligible to be Participants under the Plan for such Performance Year and may be considered by the ECDC for an Award.

    4. AWARDS.

        (a) The ECDC shall establish objective performance goals not later than 90 days after the beginning of each Performance Year. The performance goals will be based on one or more of the following business criteria: revenue growth, operating margins and working capital.

        (b) The ECDC shall also establish the Performance Award payable to a Participant if the performance goals are achieved. The payment of any Award shall be subject to achievement of the performance goals. The ECDC may, in its discretion, reduce the amount of any Award based on such criteria as it shall determine, including, but not limited to, the actual level of revenue growth, operating margins or working capital, individual performance, safety performance, business unit and site accomplishments, and other factors tied to the success of the Company or any of its business units. Awards shall be paid in cash as soon as practicable after the ECDC has certified in writing that the performance goals for the Performance Year have been achieved.

        (c) The ECDC shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto, and the Plan shall be interpreted accordingly.

        (d) The maximum amount of the Award to a Participant for any Performance Year shall be $3,000,000.

    5. DEFERRALS. The ECDC may establish procedures pursuant to which Participants are permitted to defer the receipt of Awards;
provided that any increase in the amount of the cash payable as a result of

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such an election shall be based on a reasonable rate of interest or on one or more predetermined actual investments, as determined by the ECDC.

    6. OTHER CONDITIONS.

        (a) No person shall have any claim to an Award under the Plan. There is no obligation of uniformity of treatment of Participants under the Plan. Awards under the Plan may not be assigned or alienated.

        (b) Neither the Plan, nor any action taken hereunder, shall be construed as giving to any Participant the right to be retained in the employ of the Company or an affiliate.

        (c) The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payment.

    7. PLAN ADMINISTRATION.

        (a) The ECDC shall have full discretionary power to administer and interpret the Plan and to establish rules for its administration. In making any determinations under or referred to in the Plan, the ECDC shall be entitled to rely on opinions, reports or statements of employees of the Company and its affiliates and of counsel, public accountants, and other professional or expert persons.

        (b) The Plan shall be governed by the laws of the State of Delaware and applicable federal law.

    8. MODIFICATION OR TERMINATION OF PLAN. The ECDC may modify or terminate the Plan at any time, effective at such date as the ECDC may determine.

                                                       APPENDIX C

              SOLUTIA INC. LONG-TERM INCENTIVE PLAN

    1. PURPOSE. The purpose of the Solutia Inc. Long-Term Incentive Plan (the "Plan") is to provide executive officers, or other designated employees, of Solutia Inc. (the "Company") and its affiliates with long-term incentive compensation based on the level of achievement of financial and other performance criteria. The Plan is intended to focus the interests of these key employees on the key measures of the Company's success and to reward these employees for achieving the key measures of the Company's success.

    2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Award" shall mean a cash payment (whether paid currently or deferred) for a Performance Period.

        (b) "Board" shall mean the Board of Directors of the Company.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (d) "ECDC" shall mean the Executive Compensation and Development Committee of the Board (or any successor committee), which committee shall consist solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

        (e) "Participant" shall mean any executive officer, or any other key employee, who is eligible to participate in accordance with Section 3 of this Plan.

        (f) "Performance Period" shall mean a three-year period for which the ECDC has established performance goals, which period shall not overlap with any other Performance Period.

        (g) "Performance Award" shall mean an Award level that may be paid if certain performance goals are achieved in the Performance Period.

    3. ELIGIBILITY. Individuals employed by the Company or any of its affiliates in active service during a Performance Period who are executive officers, or other key employees designated by the ECDC, at any time during such period are eligible to be Participants under the Plan for such Performance Period and may be considered by the ECDC for an Award.

    4. AWARDS.

        (a) The ECDC shall establish objective performance goals not later than 90 days after the beginning of each Performance Period. The performance goals will be based on one or more of the following business criteria: net income, free cash flow, and revenue growth.

        (b) The ECDC shall also establish the Performance Award payable to a Participant if the performance goals are achieved. The payment of any Award shall be subject to achievement of the performance goals. The ECDC may, in its discretion, reduce the amount of any Award based on such criteria as it shall determine, including, but not limited to, the actual level of net income, free cash flow and revenue growth, individual performance, safety performance, business unit and site accomplishments, and other factors tied to the success of the Company or any of its business units. Awards shall be paid in cash as soon as practicable after the ECDC has certified in writing that the performance goals for the Performance Period have been achieved.

        (c) The ECDC shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto, and the Plan shall be interpreted accordingly.

        (d) The maximum amount payable to a Participant as an Award for a Performance Period shall be $20,000,000.

    5. DEFERRALS. The ECDC may establish procedures pursuant to which Participants are permitted to defer the receipt of Awards; provided that any increase in the amount of the cash payable as a result of such an election shall be based on a reasonable rate of interest or on one or more predetermined actual investments as determined by the ECDC.

    6. OTHER CONDITIONS.

        (a) No person shall have any claim to an Award under the Plan. There is no obligation of uniformity of treatment of Participants under the Plan. Awards under the Plan may not be assigned or alienated.

        (b) Neither the Plan, nor any action taken hereunder, shall be construed as giving to any Participant the right to be retained in the employ of the Company or an affiliate.

        (c) The Company or any affiliate shall have the right to deduct from any Award to be paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment.

    7. PLAN ADMINISTRATION.

        (a) The ECDC shall have full discretionary power to administer and interpret the Plan and to establish rules for its administration. In making any determinations under or referred to in the Plan, the ECDC shall be entitled to rely on opinions, reports or statements of employees of the Company and its affiliates and of counsel, public accountants and other professional or expert persons.

        (b) The Plan shall be governed by the laws of the State of Delaware and applicable federal law.

    8. MODIFICATION OR TERMINATION OF PLAN. The ECDC may modify or terminate the Plan at any time, effective at such date as the ECDC may determine.

DIRECTIONS TO                          [MAP]
ST. LOUIS
MARRIOTT
WEST HOTEL

FROM LAMBERT
INTERNATIONAL AIRPORT:
Take I-70 West approximately 3 miles to I-270 South, then 8 miles to the 40/I-64 West exit.


FROM DOWNTOWN
ST. LOUIS:
Take Highway 40/I-64 West.

From Highway 40/I-64, exit Maryville Centre Drive (exit #23). Go
North 1/8 of a mile. The St. Louis Marriott West Hotel will be on the left. Turn into the parking lot and follow the Solutia annual meeting signs.

               ----------------------------------
                         Solutia [Logo]

                 Annual Meeting of Stockholders

                  St. Louis Marriott West Hotel
                   660 Maryville Centre Drive
                   St. Louis, Missouri 63141

                        April 26, 2000
                           1:15 P.M.

                       ADMISSION TICKET
               ----------------------------------

/ X / PLEASE MARK YOUR
      VOTE AS IN THIS
      EXAMPLE.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5.
------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5.
------------------------------------------------------------------------------
                     FOR   WITHHELD
1. Election of
   Directors         / /     / /
   to terms listed
   on reverse.

For, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                   FOR   AGAINST   ABSTAIN
2. Approval of the
   Solutia Inc. 2000               / /     / /       / /
   Stock-Based
   Incentive Plan.

3. Approval of the
   Solutia Inc. Annual             / /     / /       / /
   Incentive Plan.

                                   FOR   AGAINST   ABSTAIN
4. Approval of the Solutia Inc.
   Long-Term Incentive Plan.       / /     / /       / /

5. Ratification of Deloitte &
   Touche LLP as principal inde-   / /     / /       / /
   pendent auditors for 2000.

-------------------------------
        SPECIAL ACTION
-------------------------------    / /
 Check box if you wish to dis-
 continue duplicate annual
 report mailing.
-------------------------------

                     Please sign your name or names exactly as printed hereon. When shares are held by joint tenants, both should sign. Trustees and other fiduciaries should so indicate when signing.




                     ---------------------------------------------------------

                     ---------------------------------------------------------
                       SIGNATURE(S)                                    DATE
------------------------------------------------------------------------------
 ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^







                               [Solutia logo]


Solutia Inc. encourages you to vote your shares electronically by telephone or through the Internet. This will eliminate the need to return your proxy card.

To vote your shares by telephone or through the Internet, you must use the control numbers printed in the box above, just below the perforation, to access the system.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up through the day before the meeting.

TO VOTE BY TELEPHONE:
---------------------
Using a touch-tone phone call Toll-free:         1-877-PRX-VOTE (1-877-779-8683)
From outside the United States, call direct:     1-201-536-8073

TO VOTE BY INTERNET:
--------------------
Log on to the Internet and go to the website:    http://www.eproxyvote.com/soi
                                                 -----------------------------
Note: If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

    YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING YOUR SHARES.

[Solutia logo]                     SOLUTIA INC.
                                   COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               2000 ANNUAL MEETING
            ST. LOUIS MARRIOTT WEST HOTEL, 660 MARYVILLE CENTRE DRIVE
                            ST. LOUIS, MISSOURI 63141
                           APRIL 26, 2000 AT 1:15 P.M.
  P
  R  The undersigned hereby appoints John C. Hunter III, Michael E. Miller,
  O and Karl R. Barnickol, and each of them, with full power of substitution, X proxies to vote all shares of Common Stock of Solutia Inc. that the Y undersigned is entitled to vote at the 2000 Annual Meeting of
     Stockholders, and any adjournments thereof, as specified upon the matters indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

     If the undersigned is a participant in the Solutia Inc. Savings and Investment Plan or the Monsanto Savings and Investment Plan, and this proxy card is received on or prior to April 21, 2000, then this card also provides voting instructions to the trustee of such plan to vote at the 2000 Annual Meeting, and any adjournments thereof, all shares of Common Stock of Solutia held in the undersigned's plan account as specified upon the matters indicated on the reverse side and in its discretion upon such other matters as may properly come before the meeting. If the undersigned is a participant in one of these plans and does not instruct the trustee by April 21, 2000, then the trustee will vote the undersigned's plan account shares in proportion to the votes of the other participants in that plan. In addition, the trustee will vote unallocated shares in the plan in direct proportion to voting by allocated shares for which instructions have been received.

       Election of directors to the terms listed below (see reverse).
       For term expiring 2003: (01) Robert T. Blakely, (02) Robert H. Jenkins,
                               (03) Frank A. Metz, Jr.
       For term expiring 2002: (04) Paul H. Hatfield

------------------------------------------------------------------------------
 ^ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL ^













              PLEASE SEE REVERSE SIDE FOR INFORMATION ON VOTING
                    YOUR PROXY BY TELEPHONE OR INTERNET.



      IF YOU WILL BE ATTENDING THE MEETING, PLEASE BRING THE ADMISSION
          TICKET PRINTED ON THE BACK COVER OF THE PROXY STATEMENT.

                                APPENDIX


1. The legend appearing at the top of the Notice of Annual Meeting of Stockholders in the EDGAR filing appears in the printed document vertically in red along the left side of the Notice. The printed documents containing this legend will be distributed only to participants in Solutia's stock option plans. The legend will not appear on documents delivered to other stockholders.

2. On printed pages 4 through 6, the blank spaces to the left of each director's biography depicted by the word "[PHOTO]," contain a 1-1/8 inch by 1-5/8 inch black-and-white photograph of the respective director.

3. On printed page 5, "Your Board of Directors recommends a vote 'FOR' these nominees" is in bold-face type.

4. On printed page 18, the Stock Price Performance Graph is being transmitted in a format which can be processed by EDGAR.

5. On printed page 18, the trademarks are designated by the superscript letter "R" in a circle.

6. On printed page 22, "Your Board of Directors recommends that you vote 'FOR' approval of the Solutia Inc. 2000 Stock-Based Incentive Plan" is in bold-face type.

7. On printed page 24, "Your Board of Directors recommends that you vote 'FOR' the approval of the Solutia Inc. Annual Incentive Plan and 'FOR' the approval of the Solutia Inc. Long-Term Incentive Plan" and "Your Board of Directors recommends that you vote 'FOR' the ratification of the appointment of Deloitte & Touche LLP as principal independent auditors for the year 2000" are in bold-face type.